UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21102

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

(Exact name of registrant as specified in charter)

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Address of principal executive offices) (Zip code)

JOHN J. FEENEY, JR., PRESIDENT

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

THREE WORLD FINANCIAL CENTER

200 VESEY STREET, 10TH FLOOR

NEW YORK, NEW YORK 10281-1010

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1 (800) Hyperion

Date of fiscal year end: November 30, 2009

Date of reporting period: May 31, 2009

Item 1. Reports to Shareholders.

1

IN PROFILE

Hyperion Brookfield Asset Management, Inc. is a registered investment advisor headquartered in New York City. The firm was founded in 1989 to provide relative value driven fixed income investment strategies, such as core fixed income, high yield, and specialized MBS. Hyperion Brookfield manages approximately $16 billion for a client base that includes pension funds, financial institutions, mutual funds, closed-end funds, insurance companies and foundations. Hyperion Brookfield is a subsidiary of Brookfield Asset Management Inc., a global asset manager focused on property, power and other infrastructure assets with approximately $80 billion of assets under management. For more information, please visit our website at www.hyperionbrookfield.com.

This report is for stockholder information. This is not a prospectus intended for the use in the purchase or sale of Fund shares.

NOT FDIC INSURED	MAY LOSE VALUE	NOT BANK GUARANTEED

© Copyright 2009. Hyperion Brookfield Asset Management, Inc.

LETTER TO STOCKHOLDERS

Dear Stockholders,

We welcome this opportunity to provide the Semi-Annual Report for Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. (each, a “Fund” and collectively, the “Funds”) for the six-months ended May 31, 2009.

The market environment has continued to be challenging over the last six months. By the close of 2008, a weaker global economy and severe illiquidity came to a head in financial markets and this was most acutely felt by the non-Agency MBS, ABS and CMBS markets. The unprecedented expansion of the U.S. government’s balance sheet has helped to improve market sentiment in 2009. The unwinding of leverage that caused such an abrupt change in the markets is also being addressed through a number of programs designed to add demand for MBS and ABS securities, including TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program).

Importantly, we believe the Funds are well positioned to take advantage of current market dislocations, particularly in well-structured securities that offer attractive return prospects after adjusting for risk, some of which may offer defensive characteristics.

Our current objectives are to retain exposure to those securities which are presently out-of-favor and below fundamental value as well as to add to our allocations in opportunistic investments, particularly credit-oriented securities, which continue to be increased at a measured pace. Over the long-term, we believe that this strategy should result in attractive returns for our stockholders.

In addition to performance information, this report provides an overview of market conditions and a discussion of factors affecting the Funds’ investment performance, together with each Fund’s unaudited financial statements and portfolio of investments as of May 31, 2009.

Please visit us at www.hyperionbrookfield.com for more information about this and other funds available to you. We remain fully committed to the Funds and their stockholders. As always, we will continue to actively seek investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Funds’ objectives. We welcome your questions and comments, and encourage you to contact our Investor Relations team at 1-800 HYPERION. Thank you for your support.

Sincerely,

John J. Feeney, Jr.

President

2009 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

OBJECTIVE AND STRATEGY

Helios Strategic Mortgage Income Fund, Inc. is a diversified, closed-end fund whose primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities (“MBS”) that, in the opinion of the Fund’s advisor, offer an attractive combination of credit quality, yield and maturity. The Fund’s secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in MBS—securities backed by interests in real estate—including Agency MBS, non-Agency Residential MBS, and Commercial MBS. No assurance can be given that the Fund’s investment objectives will be achieved.

Effective December 29, 2008, the Fund was renamed Helios Strategic Mortgage Income Fund, Inc.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ending May 31, 2009, Helios Strategic Mortgage Income Fund, Inc. (the “Fund”) (NYSE: HSM) had a total return of 18.11%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $6.07 on May 29, 2009, the Fund’s shares had a dividend yield of 14.33%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund’s NAV decreased 5.71% over the period due to mark-to-market price decline. This was primarily driven by severe fundamental expectations and significant market uncertainty. While prices declined in most non-Agency sectors over the six months ended May 31, 2009, the Fund’s share price improved as the premium between the NAV and the share price also increased.

FIXED INCOME MARKET ENVIRONMENT

By the close of 2008, a weaker global economy and severe illiquidity came to a head in financial markets and this was most acutely felt by the non-Agency MBS, ABS and CMBS markets. The unprecedented expansion of the U.S. government’s balance sheet, the so-called quantitative easing in recent months, has helped to improve market sentiment in 2009. Through the first five months of the calendar year, the U.S. Federal Reserve’s buying plan for MBS and Treasury notes managed to keep mortgage rates in a target zone (less than 6%). In addition, government plans for housing, such as the agency refinance program and the loan modification programs, are aimed at curbing foreclosure inventory and increasing affordability for homes (mortgages). Finally, the unwinding of leverage that has caused a precipitous change in the markets is also being addressed through a number of programs designed to add demand for MBS and ABS securities, including TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program).

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Combined, these efforts endeavor to establish a bottom in the housing market, which is currently expected in 2010. The programs aim to maintain lower mortgage rates for current borrowers looking to refinance and to modify loans to prevent foreclosure. Both these steps are necessary, however, it is worth noting that neither will create new demand for homes. Therefore, we anticipate the housing market could decline 15% to 20% over the next 15 to 18 months before reaching the low point. This is significant given the breathtaking home price declines already realized. Nationally, by the end of the first quarter of 2009 home prices were down 25% compared to the fourth quarter of 2006. In certain regions, home prices were down over 45% for this period.

The key signs of a bottom in housing will include increases in home sales and significant declines in existing home inventories. These conditions require that lenders must be willing to lend and creditworthy borrowers must be inclined to borrow. These conditions will occur when a number of critical drivers are in place. The drivers include asset price stability (both in terms of securities prices and home prices); this stability will allow banks to ascertain their collateral and their financing and should improve willingness and/or the ability to lend. In addition, buyers will return to the market as home price declines slow or stabilize. Another important driver will be an improving employment situation, as major financial investments are unlikely to be made while household incomes remain uncertain.

However, in general, the securitized markets are pricing-in conservative forward expectations for government intervention, housing prices, and defaults, in many cases considerably more so than other sectors, such as corporate securities or equities.

PORTFOLIO STRATEGY

As of May 31, 2009, the Fund had a 52.3% allocation to Agency MBS and U.S. Treasury securities. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008, and we remain comfortable with these holdings from a credit perspective. That said, we believe the prices of Agency MBS and U.S. Treasury securities have increased to levels that are not likely sustainable over the longer term. Our opinion regarding values here is based on the absolute level of yields for both agency MBS and U.S. Treasury securities. These prices may remain range-bound while the U.S. government is operating a significant buying program, however the level of prices and of yield spreads are not likely to hold beyond the program. As such, the Fund’s exposure to duration was reduced over the past six months, and in addition, we are assessing a measured allocation decrease across Agency MBS and U.S. Treasury securities in order to take advantage of other opportunities, including stronger performing prime MBS securities.

The Fund had a 12.1% allocation to CMBS. The commercial mortgage market weakened substantially over the past four quarters, evidenced by rising incidence of troubled loans and falling asset prices. This resulted in dramatic price declines for CMBS. The price declines have run far in advance of declining fundamentals and therefore we intend to maintain our exposures. In addition, the timing of loan resolutions in CMBS is expected to be protracted, which accrues to the advantage of certain junior classes and benefited the Fund’s portfolio.

Approximately 32.1% of the Fund was invested in non-Agency RMBS. This portion of the portfolio had below-investment-grade holdings, which were severely penalized in terms of both price and liquidity. However, many of the Fund’s holdings in this sector are from the 2002 to 2005 vintage, which refers to the year in which the loans were originated. These vintages have performed better from a delinquency and prepayment perspective than more recent vintages. As a result, these securities have fewer credit difficulties than securities from either the 2006 or 2007 vintages and we remain comfortable with the Fund’s allocation.

With 52.3% of the portfolio allocated to Agency MBS and U.S. Treasuries, we believe the Fund is well positioned to take advantage of current market dislocations and we continue to seek investment opportunities in the securitized sectors, particularly among highly-rated distressed securities. Despite the overall environment, well-structured securities that are defensive in their expected return profile remain available. We expect these types of opportunistic allocations to continue to add long-term value for stockholders.

2009 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

The Fund also utilizes reverse repurchase agreements and credit default swaps to obtain leverage. As of May 31, 2009, the Fund’s leverage was 23.5%. Leverage was trimmed during the period by reducing exposure to CMBS credit default swaps and with an intention to use the TALF as longer-term more effective financing for future purchases in ABS or CMBS. In general, the cost of leverage and access to leverage improved over the period.

As of May 31, 2009, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 3.0 years.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio Characteristics (Unaudited)

May 31, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	14.33%

Weighted average coupon	5.31%

Average effective maturity	4.81 years

Percentage of leveraged assets	23.50%

Total number of holdings	126

CREDIT QUALITY

A and Above[2]	59%

BBB	7%

BB	5%

B	12%

CCC	9%

D	2%

Unrated	6%
Total	100%

ASSET ALLOCATION3

Agency Mortgage-Backed Securities	39%

U.S. Treasury Securities	13%

Asset-Backed Securities	4%

Commercial Mortgage-Backed Securities	12%

Non-Agency Residential Mortgage-Backed Securities	32%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the May 31, 2009 stock price.

[2]	Includes only short-term investments.

[3]	Includes only invested assets; excludes cash.

2009 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 69.8%
U.S. Government Agency Pass-Through Certificates – 52.0%
Federal Home Loan Mortgage Corporation
Pool C69047 [8]	7.00%	06/01/32	$635	$685,189
Pool H01847 [8]	7.00	09/01/37	2,664	2,843,223
Pool G01466 [8]	9.50	12/01/22	605	680,978
Pool 555559	10.00	03/01/21	466	519,668
Federal National Mortgage Association	4.50	TBA	2,500	2,518,750
Pool 753914 [8]	5.50	12/01/33	5,056	5,249,934
Pool 754355	6.00	12/01/33	2,162	2,282,480
Pool 761836 [8]	6.00	06/01/33	2,198	2,322,262
Pool 945836	6.50	08/01/37	3,879	4,125,593
Pool 948362 [8]	6.50	08/01/37	4,130	4,392,338
Pool 650131	7.00	07/01/32	1,057	1,154,773
Pool 887431	7.50	08/01/36	304	328,528
Pool 398800	8.00	06/01/12	198	208,391
Pool 636449 [8]	8.50	04/01/32	1,163	1,279,580
Pool 458132 [8]	9.43	03/15/31	885	977,652

Total U.S. Government Agency Pass-Through Certificates (Cost – $28,498,354)				29,569,339

U.S. Treasury Obligations – 17.8%
United States Treasury Note (9) (Cost – $9,126,876)	4.50	05/15/17	9,300	10,158,074

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $37,625,230)				39,727,413

ASSET-BACKED SECURITIES – 30.9%
Housing Related Asset-Backed Securities – 29.7%
ACE Securities Corp.
Series 2006-HE1, Class A2B 2,4,13	0.44	02/25/36	133	128,526
Argent Securities Inc.
Series 2006-W5, Class A2B 2,4,13	0.41	06/25/36	45	41,437
Asset-Backed Funding Certificates
Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25	06/25/35	993	60,227
Series 2005-AQ1, Class B2 [1,3,5]	5.75/6.25	06/25/35	1,050	38,437
Asset-Backed Securities Corp. Home Equity
Series 2006-HE3, Class A4 [2,4,13]	0.48	03/25/36	482	309,580
Series 2005-HE5, Class A1A 2,4,13	0.58	06/25/35	1,250	1,187,630
Bear Stearns Asset-Backed Securities Trust
Series 2006-EC1, Class A2 [2,4,13]	0.53	12/25/35	531	489,554
Carrington Mortgage Loan Trust
Series 2006-FRE2, Class A2 [2,4,13]	0.43	10/25/36	726	535,435
Credit-Based Asset Servicing and Securitization LLC
Series 2005-CB8, Class AF2 [3,13]	5.30/5.80	12/25/35	341	312,856
Countrywide Asset-Bac--ked Certificates
Series 2006-26, Class 2A1 [2,4,13]	0.39	06/25/37	31	29,907
Fieldstone Mortgage Investment Corp.
Series 2006-3, Class 2A3 [2,4,13]	0.47	11/25/36	1,105	304,538

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Fremont Home Loan Trust
Series 2006-B, Class 2A2 [2,4,13]	0.41%	08/25/36	$162	$106,149
Green Tree
Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	1,481	1,172,541
GSAMP Trust
Series 2006-HE5, Class A2B 2,4,13	0.41	08/25/36	284	232,326
HSI Asset Securitization Corp. Trust
Series 2006-HE2, Class 2A1 [2,4,13]	0.36	12/25/36	442	283,097
IXIS Real Estate Capital Trust
Series 2006-HE3, Class A2 [2,4,13]	0.41	01/25/37	1,405	1,159,383
Series 2006-HE1, Class A3 [2,4,13]	0.51	03/25/36	220	181,049
JP Morgan Mortgage Acquisition Corp.
Series 2006-HE2, Class A3 [2,4,13]	0.53	07/25/36	1,152	1,016,281
Long Beach Mortgage Loan Trust
Series 2005-3, Class 2A2 [2,4,13]	0.59	08/25/45	435	370,538
Merrill Lynch First Franklin Mortgage Loan Trust
Series 2007-2, Class A2A 2,4,13	0.42	05/25/37	892	840,529
Mid-State Trust
Series 2004-1, Class M2	8.11	08/15/37	1,052	701,623
Morgan Stanley Capital Inc.
Series 2006-HE6, Class A2B 2,4,13	0.41	09/25/36	665	429,902
Series 2006-WMC2, Class A2C 2,4,13	0.46	07/25/36	2,010	537,410
Series 2006-HE1, Class A3 [2,4,13]	0.49	01/25/36	920	757,349
Option One Mortgage Loan Trust
Series 2006-2, Class 2A2 [2,4,13]	0.41	07/25/36	1,089	710,667
Series 2005-4, Class A3 [2,4,13]	0.57	11/25/35	1,314	1,024,960
Residential Asset Securities Corp.
Series 2006-KS7, Class A2 [2,4,13]	0.41	09/25/36	133	118,158
Series 2005-KS12, Class A2 [2,4,13]	0.56	01/25/36	1,074	909,240
Securitized Asset-Backed Receivables LLC Trust
Series 2005-FR5, Class A1A 2,4,13	0.60	08/25/35	502	456,224
Series 2005-HE1, Class A1A 1,2,4,5,13	0.61	10/25/35	372	361,178
Specialty Underwriting & Residential Finance
Series 2006-BC3, Class A2B 2,4,13	0.40	06/25/37	843	734,093
Series 2006-AB2, Class A2B 2,4,13	0.41	06/25/37	72	69,833
Structured Asset Investment Loan Trust
Series 2005-8, Class A3 [2,4,13]	0.57	10/25/35	641	595,025
Structured Asset Securities Corp.
Series 2006-BC3, Class A2 [2,4,13]	0.36	10/25/36	426	399,244
Washington Mutual Asset-Backed Certificates
Series 2006-HE5, Class 2A1 [2,4,13]	0.37	10/25/36	386	315,079

Total Housing Related Asset-Backed Securities (Cost – $23,140,654)				16,920,005

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Non-Housing Related Asset-Backed Securities – 1.2%
Airplanes Pass Through Trust Series 1R, Class A8 [2,4] (Cost – $819,344)	0.72%	03/15/19	$852	$698,993

Total ASSET-BACKED SECURITIES (Cost – $23,959,998)				17,618,998

COMMERCIAL MORTGAGE-BACKED SECURITIES – 13.2%
Banc of America Commercial Mortgage, Inc.
Series 2007-2, Class L 1,5	5.37	04/10/49	1,127	55,522
Series 2006-1, Class J 1,2,5	5.59	09/10/45	1,000	89,332
Series 2007-2, Class K 1,2,5	5.70	04/10/49	3,000	158,889
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class K 1,5	5.26	09/11/41	347	27,249
Series 2006-PW11, Class H 1,2,5	5.46	03/11/39	1,100	118,543
Series 2006-PW13, Class H 1,2,5	6.03	09/11/41	2,450	251,355
Series 1999-C1, Class D	6.53	02/14/31	2,500	1,496,285
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD2, Class J 1,2,5	5.47	01/15/46	1,000	70,038
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L 1,5	5.15	09/15/39	513	20,400
Series 2006-C4, Class M 1,5	5.15	09/15/39	565	22,468
Series 2006-C1, Class K 1,2,5	5.55	02/15/39	2,358	259,380
Series 2006-C4, Class K 1,2,5	6.10	09/15/39	2,970	124,589
GE Capital Commercial Mortgage Corp.
Series 2002-2A, Class G 1,5	6.04	08/11/36	3,000	1,903,296
Series 2002-2A, Class H 1,5	6.31	08/11/36	2,000	1,188,660
GMAC Commercial Mortgage Securities
Series 2006-C1, Class G 1,2,5	5.43	11/10/45	2,500	224,445
JP Morgan Chase Commercial Mortgage Securities
Series 2003-LN1, Class G 1,2,5	5.47	10/15/37	1,600	512,077
Series 2006-CB14, Class H 1,2,5	5.53	12/12/44	1,211	108,192
Series 2007-LD11, Class K 1,2,5	5.82	06/15/49	1,879	109,414
JP Morgan Mortgage Trust
Series 2007-CB18, Class G 1,2,5	5.73	06/12/47	600	38,815
Morgan Stanley Capital I
Series 2004-HQ4, Class G 1,2,5	5.35	04/14/40	1,000	273,722
Wachovia Bank Commercial Mortgage Trust
Series 2007-C31, Class L 1,5	5.13	04/15/47	1,788	82,457
Series 2005-C16, Class H 1,2,5	5.36	10/15/41	2,000	387,776
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $34,706,540)				7,522,904

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 16.7%
Subordinated Collateralized Mortgage Obligations – 16.7%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58%	09/25/35	$502	$476,617
Banc of America Alternative Loan Trust
Series 2004-3, Class 30B4	5.50	04/25/34	959	38,220
Series 2004-3, Class 30B5	5.50	04/25/34	412	10,999
Banc of America Funding Corp.
Series 2005-2, Class B4 [2]	5.66	04/25/35	829	200,297
Series 2005-2, Class B5 [2]	5.66	04/25/35	499	43,774
Bank of America Mortgage Securities, Inc.
Series 2004-A, Class B4 [2]	5.33	02/25/34	937	126,121
Series 2003-10, Class 1B4	5.50	01/25/34	509	309,973
Series 2002-10, Class 1B3 [6]	6.00	11/25/32	1,248	985,389
Series 2007-4, Class B3 [2,6]	6.19	12/28/37	244	3,645
Cendant Mortgage Corp.
Series 2002-4, Class B1	6.50	07/25/32	2,148	2,022,608
Series 2002-4, Class B2	6.50	07/25/32	859	783,296
Series 2002-4, Class B3	6.50	07/25/32	501	443,232
Series 2002-4, Class B4	6.50	07/25/32	286	252,729
Series 2002-4, Class B5	6.50	07/25/32	215	180,317
Series 2002-4, Class B6 [1,5,6]	6.50	07/25/32	286	133,256
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	09/01/33	188	134,753
Countrywide Alternative Loan Trust
Series 2006-OC8, Class 2A2A 2,4	0.43	11/25/36	780	273,239
Countrywide Home Loans
Series 2003-J13, Class B3 [2]	5.22	01/25/34	340	51,033
Series 2003-J13, Class B5 [2]	5.22	01/25/34	256	12,797
Series 2007-11, Class B2	6.00	08/25/37	493	12,485
Series 2007-17, Class B1 [2]	6.21	10/25/37	564	34,588
First Horizon Alternative Mortgage Securities
Series 2005-AA6, Class B4 [2]	5.41	08/25/35	612	2,297
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B4 [1,2,5]	5.45	07/25/35	399	23,925
Series 2005-5, Class B4 [1,2,5]	5.46	10/25/35	568	5,681
GSR Mortgage Loan Trust
Series 2004-5, Class 3A2 [2]	4.69	05/25/34	497	474,821
Harborview Mortgage Loan Trust
Series 2005-1, Class B4 [1,2,4,5]	2.08	03/19/35	469	26,655
Series 2005-1, Class B5 [1,2,4,5]	2.08	03/19/35	135	337
Series 2005-2, Class B4 [1,2,4,5]	2.08	05/19/35	1,184	5,918
Series 2005-9, Class B11 [1,2,4,5]	2.07	06/20/35	469	51,563
Series 2005-14, Class B4 [1,2,5]	5.48	12/19/35	175	1,747
JP Morgan Alternative Loan Trust
Series 2006-S1, Class 3A1A 2	5.35	03/25/36	410	389,926
JP Morgan Mortgage Trust
Series 2003-A1, Class B4 [2]	4.45	10/25/33	528	65,108
Series 2006-A6, Class B5 [2]	5.98	10/25/36	836	5,267

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
RAAC Series
Series 2005-SP1, Class M3 [2]	5.51%	09/25/34	$302	$83,298
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B2 [6]	5.25	02/25/34	415	110,016
Series 2003-S7, Class B2	5.50	05/25/33	280	41,321
Series 2003-S7, Class B3 [6]	5.50	05/25/33	462	61,323
Resix Finance Limited Credit-Linked Note
Series 2005-C, Class B7 [1,2,5]	3.48	09/10/37	1,889	132,214
Series 2004-C, Class B7 [1,2,5]	3.88	09/10/36	927	176,153
Series 2006-C, Class B9 [1,2,5,6]	4.49	07/15/38	1,490	45,776
Series 2004-B, Class B8 [1,2,5,6]	5.13	02/10/36	747	249,901
Series 2003-CB1, Class B8 [1,2,5,6]	7.13	06/10/35	636	289,604
Series 2004-B, Class B9 [1,2,5]	8.63	02/10/36	1,144	251,597
Series 2004-A, Class B10 [1,2,5,6]	11.88	02/10/36	452	191,864
Structured Asset Securities Corp.
Series 2005-6, Class B5 [2]	5.33	05/25/35	471	4,713
Series 2005-6, Class B6 [2]	5.33	05/25/35	458	1,144
Washington Mutual Mortgage Securities Corp.
Series 2005-AR2, Class B10 [1,2,4,5]	1.51	01/25/45	1,345	13,389
Series 2005-AR2, Class B9 [2,4]	1.51	01/25/45	563	11,255
Series 2002-AR12, Class B4 [2]	5.20	10/25/32	66	7,332
Series 2002-AR12, Class B5 [2]	5.20	10/25/32	50	3,670
Series 2002-AR12, Class B6 [2]	5.20	10/25/32	83	6,629
Wells Fargo Mortgage-Backed Securities Trust
Series 2002-10, Class B5	6.00	06/25/32	280	240,685

Total Subordinated Collateralized Mortgage Obligations (Cost – $27,835,023)				9,504,497

Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $27,835,023)				9,504,497
Total Investments – 130.6% (Cost – $124,126,791)				74,373,812
Liabilities in Excess of Other Assets – (30.6)%				(17,442,732)

NET ASSETS – 100.0%				$56,931,080

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

OBJECTIVE AND STRATEGY

Helios Total Return Fund, Inc. is a diversified, closed-end fund whose primary objective is to provide high total return, including short and long-term capital gains and a high level of current income. The Fund pursues this objective by investing and actively managing a portfolio consisting primarily of U.S. Treasury, mortgage-backed, asset-backed and high-yield corporate securities. No assurance can be given that the Fund’s investment objectives will be achieved.

Effective December 29, 2008, the Fund was renamed Helios Total Return Fund, Inc.

Investment Risks: Investors in any bond fund should anticipate fluctuations in price. Bond prices and the value of bond funds decline as interest rates rise. Bonds with longer-term maturities generally are more vulnerable to interest rate risk than bonds with shorter-term maturities. Below-investment grade bonds involve greater credit risk, which is the risk that the issuer will not make interest or principal payments when due. An economic downturn or period of rising interest rates could adversely affect the ability of issuers, especially issuers of below-investment grade debt, to service primary obligations and an unanticipated default could cause the Fund to experience a reduction in value of its shares. The Fund’s investments in mortgage-backed or asset-backed securities that are “subordinated” to other interests in the same pool may increase credit risk to the extent that the Fund as a holder of those securities may only receive payments after the pool’s obligations to other investors have been satisfied. Below-investment grade bonds are also subject to greater price volatility and are less liquid, especially during periods of economic uncertainty or change, than higher-rated debt securities. Leverage creates an opportunity for an increased return to common stockholders, but unless the income and capital appreciation, if any, on securities acquired with leverage proceeds exceed the costs of the leverage, the use of leverage will diminish the investment performance of the Fund’s shares. Use of leverage may also increase the likelihood that the net asset value of the Fund and market value of its common shares will be more volatile, and the yield and total return to common stockholders will tend to fluctuate more in response to changes in interest rates and creditworthiness.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

For the six-month period ending May 31, 2009, Helios Total Return Fund, Inc. (the “Fund”) (NYSE: HTR) had a total return of 16.95%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $4.85 on May 29, 2009, the Fund’s shares have a dividend yield of 11.75%. The dividend yield is calculated as the annualized amount of the reporting period’s most recent monthly dividend declared divided by the stated stock price.

The Fund’s NAV increased 2.67% over the period. This was particularly positive in light of the substantial mark-to-market price decline experienced over 2008, primarily driven by severe fundamental expectations and significant market uncertainty. In 2009, certain securities held by the Fund such as Agency MBS, Treasury securities and high yield corporate securities saw an improvement. In addition, the discount of the Fund’s price relative to NAV declined, most likely reflecting the improvement in market sentiment over the period.

FIXED INCOME MARKET ENVIRONMENT

By the close of 2008, a weaker global economy and severe illiquidity came to a head in financial markets and this was most acutely felt by the non-Agency MBS, ABS and CMBS markets. The unprecedented expansion of the U.S. government’s balance sheet, the so-called quantitative easing in recent months, has helped to improve market sentiment in 2009. Through the first five months of the calendar year, the U.S. Federal Reserve’s buying plan for MBS and Treasury notes managed to keep mortgage rates in a target zone (less than 6%). In addition, government plans for housing, such as the agency refinance program and the loan modification programs, are aimed at curbing foreclosure inventory and increasing affordability for homes (mortgages). Finally, the unwinding of leverage that has caused a precipitous change in the markets is also being addressed through a number of programs designed to add demand for MBS and ABS securities, including TALF (Term Asset-Backed Loan Facility) and PPIP (Public-Private Investment Program).

2009 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Combined, these efforts endeavor to establish a bottom in the housing market, which is currently expected in 2010. The programs aim to maintain lower mortgage rates for current borrowers looking to refinance and to modify loans to prevent foreclosure. Both these steps are necessary, however, it is worth noting that neither will create new demand for homes. Therefore, we anticipate the housing market could decline 15% to 20% over the next 15 to 18 months before reaching the low point. This is significant given the breathtaking home price declines already realized. Nationally, by the end of the first quarter of 2009 prices were down 25% compared to the fourth quarter of 2006. In certain regions, home prices were down over 45% for this period.

The key signs of a bottom in housing will include increases in home sales and significant declines in existing home inventories. These conditions require that lenders must be willing to lend and creditworthy borrowers must be inclined to borrow. These conditions will occur when a number of critical drivers are in place. The drivers include asset price stability (both in terms of securities prices and home prices); this stability will allow banks to ascertain their collateral and their financing and should improve willingness and/or the ability to lend. In addition, buyers will return to the market as home price declines slow or stabilize. Another important driver will be an improving employment situation, as major financial investments are unlikely to be made while household incomes remain uncertain.

However, in general, the securitized markets are pricing-in conservative forward expectations for government intervention, housing prices and defaults, in many cases considerably more so than other sectors, such as corporate securities or equities.

PORTFOLIO STRATEGY

As of May 31, 2009, the Fund had a 48.2% allocation to Agency MBS and U.S. Treasury securities. These securities are high-quality, liquid securities backed by the U.S. government and its agencies. The Agency MBS are backed first by the credit of the underlying mortgages and second by the corporate guarantee of the Federal National Mortgage Association (“Fannie Mae”) or the Federal Home Loan Mortgage Corporation (“Freddie Mac”). This corporate guarantee was further backed by the U.S. government during 2008, and we remain comfortable with these holdings from a credit perspective. That said, we believe the prices of Agency MBS and U.S. Treasury securities have increased to levels that are not likely sustainable over the longer term. Our opinion regarding values here is based on the absolute level of yields for both agency MBS and U.S. Treasury securities. These prices may remain range-bound while the U.S. government is operating a significant buying program, however the level of prices and of yield spreads is not likely to hold beyond the program. As such, the Fund’s exposure to duration was reduced over the past six months, and in addition, we are assessing a measured allocation decrease across Agency MBS and U.S. Treasury securities in order to take advantage of other opportunities, including stronger performing prime MBS securities.

The Fund had a 14.1% allocation to CMBS. The commercial mortgage market weakened substantially over the past four quarters, evidenced by rising incidence of troubled loans and falling asset prices. This resulted in dramatic price declines for CMBS. The price declines have run far in advance of declining fundamentals and therefore we intend to maintain our exposures. In addition, the timing of loan resolutions in CMBS is expected to be protracted, which accrued to the advantage of certain junior classes and benefited the Fund’s portfolio.

Approximately 13.2% of the Fund was invested in non-Agency RMBS. This portion of the portfolio does have below-investment grade holdings, which have been severely penalized in terms of both price and liquidity. However, many of our holdings in this sector are from the 2002 to 2005 vintage, which refers to the year in which the loans were originated. These vintages have performed better from a delinquency and prepayment perspective than more recent vintages. As a result, these securities have fewer credit difficulties than securities from either the 2006 or 2007 vintages.

As of May 31, 2009, approximately 61.0% of the Fund’s securities were rated investment grade, while only approximately 39.0% of the Fund’s securities were rated below-investment grade. Of the below-investment grade securities, approximately half represent the corporate high yield exposure.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

The Fund had 14% exposure to high yield corporate securities, a sector we continue to prefer despite the 350 basis point narrowing in spreads during the first quarter of 2009. While defaults are anticipated to continue to rise and will likely exceed typical peak levels of around 10%, we recognize spreads historically lead defaults lower by six to nine months. Meanwhile spreads are already discounting a default rate in the high teens, which is well in excess of historical norms. We are encouraged that signs of life are evident in the credit and equity markets and continue to believe current spreads offer appropriate compensation for the current market risks.

Corporate credit exposure was focused on companies with strong balance sheets, manageable debt maturities and those with a high likelihood of being able to access capital. Industry themes have played a secondary role. This selectivity in determining the Fund’s credit exposure resulted in very few holdings in the lowest rated part of the market (CCC and lower). This higher quality positioning benefited the Fund’s relative performance over the period as spreads widened to peak levels.

With 48.2% of the portfolio allocated to Agency MBS and U.S. Treasuries, we believe the Fund is well positioned to take advantage of current market dislocations and we continue to look for investment opportunities in the securitized sectors, particularly among highly-rated distressed securities. Despite the overall environment, well-structured securities that are defensive in their expected return profile remain available. We expect these types of opportunistic allocations to continue to add long-term value for stockholders.

The Fund also utilizes reverse repurchase agreements and credit default swaps to obtain leverage. As of May 31, 2009, the Fund’s leverage was 19.2%. Over the period the Fund’s costs related to leverage and access to leverage improved.

As of May 31, 2009, the Fund, inclusive of the effect of leverage, was managed with an average net duration of 3.0 years.

Forward-Looking Information

This management discussion contains certain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements that are based on various assumptions (some of which are beyond our control) may be identified by reference to a future period or periods or by the use of forward-looking terminology, such as “may,” “will,” “believe,” “expect,” “anticipate,” “continue,” “should,” “intend,” or similar terms or variations on those terms or the negative of those terms. Although we believe that the expectations contained in any forward-looking statement are based on reasonable assumptions, we can give no assurance that our expectations will be attained. We do not undertake, and specifically disclaim any obligation, to publicly release any update or supplement to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

2009 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio Characteristics (Unaudited)

May 31, 2009

PORTFOLIO STATISTICS

Annualized dividend yield[1]	11.75%

Weighted average coupon	2.52%

Average effective maturity	3.32 years

Percentage of leveraged assets	19.20%

Total number of holdings	244

CREDIT QUALITY

A and Above[2]	56%

BBB	5%

BB	4%

B	5%

CCC	14%

D	8%

Unrated	8%
Total	100%

ASSET ALLOCATION3

Agency Mortgage-Backed Securities	45%

U.S. Treasury Securities	3%

Asset-Backed Securities	11%

Commercial Mortgage-Backed Securities	14%

Non-Agency Residential Mortgage-Backed Securities	13%

High Yield Corporate Bonds	14%
Total	100%

[1]

Dividends may include net investment income, capital gains and/or return of capital. The dividend yield referenced above is calculated as the annualized amount of the most recent monthly dividend declared divided by the May 31, 2009 stock price.

[2]	Includes only short-term investments.

[3]	Includes only invested assets; excludes cash.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS – 59.2%
U.S. Government Agency Collateralized Mortgage Obligations – 0.8%
Federal National Mortgage Association
Series 1997-79, Class PL	6.85%	12/18/27	$653	$706,971
Series 1998-W6, Class B3 [1,5]	7.09	10/25/28	803	535,215

Total U.S. Government Agency Collateralized Mortgage Obligations (Cost – $1,352,954)				1,242,186

U.S. Government Agency Pass-Through Certificates – 54.4%
Federal Home Loan Mortgage Corporation
Pool A16170 [8]	6.00	12/01/33	2,333	2,457,440
Pool A17112 [9]	6.00	12/01/33	7,972	8,396,388
Pool A25455	6.50	08/01/34	1,764	1,887,604
Pool C53494	7.50	06/01/31	49	53,710
Pool C59641	8.00	10/01/31	353	387,238
Pool C58516	8.00	09/01/31	132	145,098
Pool C56878	8.00	08/01/31	118	129,167
Pool C60423	8.50	10/01/31	119	129,219
Pool C55166	8.50	07/01/31	212	230,978
Pool C55167	8.50	07/01/31	74	80,965
Pool C55168	8.50	07/01/31	80	86,745
Pool C55169	8.50	07/01/31	188	204,318
Pool G01466	9.50	12/01/22	1,172	1,317,634
Pool 555538	10.00	03/01/21	771	865,129
Federal National Mortgage Association	4.50	TBA	5,000	5,037,500
Pool 949293 [2]	5.88	10/01/37	3,784	3,947,871
Pool 811125	6.00	02/01/35	2,399	2,519,032
Pool 649881 [8]	6.00	09/01/32	1,723	1,820,652
Pool 955369 [2,9]	6.02	11/01/37	5,323	5,559,390
Pool 940363 [9]	6.50	06/01/37	7,170	7,626,047
Pool 941332	6.50	07/01/37	1,904	2,031,049
Pool 945836	6.50	08/01/37	3,879	4,125,593
Pool 948362	6.50	08/01/37	2,065	2,196,169
Pool 809240	6.50	01/01/35	1,215	1,301,580
Pool 655843	6.50	09/01/32	1,530	1,648,601
Pool 654917 [9]	6.50	08/01/32	4,024	4,335,046
Pool 555933	7.00	06/01/32	5,813	6,365,590
Pool 645912	7.00	06/01/32	1,280	1,396,996
Pool 645913	7.00	06/01/32	1,298	1,416,714
Pool 896391 [8]	7.50	06/01/36	1,719	1,854,929
Pool 885034	7.50	05/01/36	1,310	1,414,288
Pool 735576	7.50	11/01/34	2,252	2,484,855
Pool 255053	7.50	12/01/33	349	383,125
Pool 545990	7.50	04/01/31	2,217	2,447,802
Pool 827853	7.50	10/01/29	411	453,997
Pool 789284	7.50	05/01/17	334	349,912
Pool 784369	7.50	07/01/13	206	217,189
Pool 887694	8.00	06/01/36	471	509,979
Pool 735800	8.00	01/01/35	1,305	1,447,481

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

U.S. GOVERNMENT & AGENCY OBLIGATIONS (continued)
Pool 398800	8.00%	06/01/12	$389	$410,269
Pool 545436	9.00	10/01/31	492	545,006
Pool 852865 [8]	9.00	07/01/20	1,639	1,818,055
Pool 458132 [8]	9.43	03/15/31	1,924	2,125,736

Total U.S. Government Agency Pass-Through Certificates (Cost – $81,539,318)				84,162,086

U.S. Treasury Obligations – 4.0%
United States Treasury Note [9] (Cost – $5,474,875)	4.50	05/15/17	5,600	6,116,690

Total U.S. GOVERNMENT & AGENCY OBLIGATIONS (Cost – $88,367,147)				91,520,962

ASSET-BACKED SECURITIES – 22.5%
Housing Related Asset-Backed Securities – 19.8%
125 Home Loan Owner Trust
Series 1998-1A, Class M2 [1,3,5]	8.25	02/15/29	146	94,775
Access Financial Manufactured Housing Contract Trust
Series 1995-1, Class B1	7.65	05/15/21	9,013	6,475,506
Argent Securities Inc.
Series 2006-W5, Class A2B 2,4,13	0.41	06/25/36	91	84,210
Asset-Backed Funding Certificates
Series 2005-AQ1, Class B1 [1,3,5]	5.75/6.25	06/25/35	1,986	120,453
Series 2005-AQ1, Class B2 [1,3,5]	5.75/6.25	06/25/35	2,087	76,399
Asset-Backed Securities Corp. Home Equity Series 2006-HE3, Class A4 [2,4,13]	0.48	03/25/36	967	621,252
Carrington Mortgage Loan Trust Series 2006-FRE2, Class A2 [2,4,13]	0.43	10/25/36	1,456	1,073,820
Credit-Based Asset Servicing and Securitization LLC Series 2005-CB8, Class AF2 [3,13]	5.30/5.80	12/25/35	682	625,712
Countrywide Asset-Backed Certificates Series 2006-26, Class 2A1 [2,4,13]	0.39	06/25/37	63	60,158
Fieldstone Mortgage Investment Corp. Series 2006-3, Class 2A3 [2,4,13]	0.47	11/25/36	2,215	610,454
Fremont Home Loan Trust Series 2006-B, Class 2A2 [2,4,13]	0.41	08/25/36	323	211,603
Green Tree Series 2008-MH1, Class A3 [1,5]	8.97	04/25/38	3,794	3,003,731
Green Tree Financial Corp.
Series 1998-3, Class A6	6.76	03/01/30	2,379	1,702,161
Series 1997-6, Class A9	7.55	01/15/29	1,760	1,393,733
GSAMP Trust Series 2006-HE5, Class A2B 2,4,13	0.41	08/25/36	550	450,552
IXIS Real Estate Capital Trust Series 2006-HE1, Class A3 [2,4,13]	0.51	03/25/36	443	364,722
Long Beach Mortgage Loan Trust Series 2005-3, Class 2A2 [2,4,13]	0.59	08/25/45	869	739,921

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Merrill Lynch First Franklin Mortgage Loan Trust Series 2007-2, Class A2A 2,4,13	0.42%	05/25/37	$118	$111,013
Mid-State Trust
Series 10, Class B	7.54	02/15/36	1,350	799,922
Series 2004-1, Class M2	8.11	08/15/37	2,105	1,403,246
Morgan Stanley Capital Inc.
Series 2006-HE6, Class A2B 2,4,13	0.41	09/25/36	1,325	856,573
Series 2006-WMC2, Class A2C 2,4,13	0.46	07/25/36	4,030	1,077,493
Series 2006-HE1, Class A3 [2,4,13]	0.49	01/25/36	1,838	1,512,041
Option One Mortgage Loan Trust Series 2005-4, Class A3 [2,4,13]	0.57	11/25/35	1,000	780,194
Residential Asset Securities Corp. Series 2006-KS7, Class A2 [2,4,13]	0.41	09/25/36	263	233,569
Securitized Asset-Backed Receivables LLC Trust
Series 2005-FR5, Class A1A 2,4,13	0.60	08/25/35	776	705,237
Series 2005-HE1, Class A1A 1,2,4,5,13	0.61	10/25/35	738	715,906
Specialty Underwriting & Residential Finance
Series 2006-BC3, Class A2B 2,4,13	0.40	06/25/37	1,686	1,468,185
Series 2006-AB2, Class A2B 2,4,13	0.41	06/25/37	144	139,976
Structured Asset Securities Corp.
Series 2006-BC3, Class A2 [2,4,13]	0.36	10/25/36	852	798,488
Series 2005-6, Class B5 [2]	5.33	05/25/35	943	9,426
Series 2005-6, Class B6 [2]	5.33	05/25/35	916	2,289
Vanderbilt Mortgage Finance, Inc. Series 2001-B, Class A5	6.96	09/07/31	2,000	1,680,300
Washington Mutual Asset-Backed Certificates Series 2006-HE5, Class 2A1 [2,4,13]	0.37	10/25/36	771	630,157

Total Housing Related Asset-Backed Securities (Cost – $46,518,095)				30,633,177

Non-Housing Related Asset-Backed Securities – 1.2%
Aerco Limited Series 2A, Class A3 [1,2,5]	0.80	07/15/25	2,622	1,074,912
Airplanes Pass Through Trust Series 1R, Class A8 [2]	0.72	03/15/19	974	798,849
Securitized Multiple Asset Rated Trust Series 1997-2, Class A 6,12	0.00	10/01/12	2,263	0

Total Non-Housing Related Asset-Backed Securities (Cost – $3,203,023)				1,873,761

Franchise Securities – 0.1%
Franchisee Loan Receivable Trust Series 1995-B, Class A 1,2,5,6 (Cost – $677,199)	10.25	10/01/15	677	136,456

Collateralized Debt Obligations – 1.4%
Anthracite CDO I Limited
Series 2002-CIBA, Class CFL [1,2,5]	1.56	05/24/37	5,000	1,842,025

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

ASSET-BACKED SECURITIES (continued)
Apidos CDO
Series 2005-2A, Class B 1,2,5	1.89%	12/21/18	$2,000	$340,000
Porter Square CDO I Limited
Series 1A, Class C 1,2,5	5.42	08/15/38	2,070	21

Total Collateralized Debt Obligations (Cost – $9,037,508)				2,182,046

Total ASSET-BACKED SECURITIES (Cost – $59,435,825)				34,825,440

COMMERCIAL MORTGAGE-BACKED SECURITIES – 11.7%
Banc of America Commercial Mortgage Trust
Series 2006-2, Class J 1,5	5.48	05/10/45	332	24,032
Series 2007-2, Class K 1,2,5	5.70	04/10/49	5,000	264,815
Bear Stearns Commercial Mortgage Securities
Series 2006-PW13, Class J 1,5	5.26	09/11/41	896	74,613
Series 2006-PW13, Class K 1,5	5.26	09/11/41	693	54,419
Series 2006-PW11, Class H 1,2,5	5.46	03/11/39	1,700	183,202
Series 2007-T28, Class F 1,2,5	5.99	09/11/42	250	28,461
Series 2006-PW13, Class H 1,2,5	6.03	09/11/41	4,083	418,891
Series 1999-C1, Class D 2	6.53	02/14/31	5,000	2,992,570
Citigroup/Deutsche Bank Commercial Mortgage Trust
Series 2006-CD2, Class J 1,2,5	5.47	01/15/46	1,000	70,038
Commercial Mortgage Asset Trust
Series 1999-C1, Class C	7.35	01/17/32	2,000	1,943,608
Commercial Mortgage Lease-Backed Certificate
Series 2001-CMLB, Class A1 [1,5]	6.75	06/20/31	1,475	1,454,834
Credit Suisse First Boston Mortgage
Series 2004-C5, Class J 1,5	4.65	11/15/37	1,000	115,848
Credit Suisse Mortgage Capital Certificates
Series 2006-C4, Class L 1,5	5.15	09/15/39	684	27,200
Series 2006-C4, Class M 1,5	5.15	09/15/39	754	29,984
Series 2006-C1, Class K 1,2,5	5.55	02/15/39	4,715	518,650
Series 2006-C4, Class K 1,2,5	6.10	09/15/39	4,950	207,648
JP Morgan Alternative Loan Trust
Series 2006-S1, Class 3A1A	5.35	03/25/36	614	584,956
JP Morgan Chase Commercial Mortgage Securities Corp.
Series 2006-CB14, Class H 1,2,5	5.53	12/12/44	2,300	205,484
Series 2007-CB18, Class G 1,2,5	5.73	06/12/47	1,200	77,629
Series 2007-LD11, Class J [1,2,5]	5.82	06/15/49	511	40,442
Series 2007-LD11, Class K 1,2,5	5.82	06/15/49	939	54,678
JP Morgan Commercial Mortgage Finance Corp.
Series 1999-C8, Class C 2	7.65	07/15/31	5,000	4,983,145
LB-UBS Commercial Mortgage Trust
Series 2002-C2, Class L 1,5	5.68	07/15/35	5,300	2,715,545
LNR CDO V Limited
Series 2007-1A, Class F 1,2,5	1.76	12/26/49	3,750	75,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I
Series 2006-T21, Class H 1,2,5	5.30%	10/12/52	$1,500	$114,909
Series 2006-IQ11, Class J 1,5	5.53	10/15/42	256	16,372
Series 2007-T27, Class G 1,2,5	5.65	06/11/42	501	32,519
Wachovia Bank Commercial Mortgage Trust
Series 2005-C16, Class H 1,2,5	5.36	10/15/41	4,000	775,552
Total COMMERCIAL MORTGAGE-BACKED SECURITIES (Cost – $57,511,026)				18,085,044

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES – 6.4%
Subordinated Collateralized Mortgage Obligations – 6.4%
American Home Mortgage Investment Trust
Series 2005-2, Class 5A3 [3]	5.08/5.58	09/25/35	1,286	1,222,095
Banc of America Funding Corp.
Series 2003-3, Class B4 [2]	5.47	10/25/33	820	357,466
Series 2003-3, Class B5 [2]	5.47	10/25/33	820	281,580
Series 2003-3, Class B6 [2,6]	5.47	10/25/33	823	128,073
Banc of America Mortgage Securities, Inc.
Series 2005-4, Class B4	5.50	05/25/35	515	110,851
Series 2005-4, Class B5 [6]	5.50	05/25/35	386	5,152
Series 2005-4, Class B6 [6]	5.50	05/25/35	258	1,290
Series 2005-5, Class 30B4 [6]	5.50	06/25/35	756	39,221
Series 2005-5, Class 30B5 [6]	5.50	06/25/35	567	10,079
Series 2005-5, Class 30B6 [6]	5.50	06/25/35	357	1,787
Series 2007-4, Class B3 [2,6]	6.19	12/28/37	487	7,291
Series 2001-4, Class 1B3	6.75	04/20/31	1,004	822,350
Conseco Finance Securitizations Corp.
Series 2001-4, Class A4	7.36	09/01/33	500	358,113
Countrywide Alternative Loan Trust
Series 2006-OC8, Class 2A2A 2	0.43	11/25/36	1,950	683,099
Countrywide Home Loans
Series 2003-J13, Class B3 [2]	5.22	01/25/34	341	51,151
Series 2003-J13, Class B4	5.22	01/25/34	511	51,098
Series 2003-J13, Class B5 [2]	5.22	01/25/34	255	12,773
Series 2003-57, Class B3	5.50	01/25/34	447	229,420
Series 2007-11, Class B2	6.00	08/25/37	986	24,970
Series 2007-17, Class B1 [2]	6.21	10/25/37	1,201	73,688
First Horizon Mortgage Pass-Through Trust
Series 2005-4, Class B5 [1,2,5]	5.45	07/25/35	399	11,962
Series 2005-4, Class B6 [1,2,5]	5.45	07/25/35	200	1,497
First Republic Mortgage Loan Trust
Series 2000-FRB1, Class B3 [2]	0.81	06/25/30	175	142,291
GSR Mortgage Loan Trust
Series 2004-5, Class 3A2 [2]	4.69	05/25/34	995	950,349
Harborview Mortgage Loan Trust
Series 2005-1, Class B4 [1,2,4,5]	2.08	03/19/35	942	53,522
Series 2005-1, Class B5 [1,2,5]	2.08	03/19/35	269	672

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (continued)
Series 2005-2, Class B4 [1,2,5]	2.08%	05/19/35	$2,367	$11,834
Series 2005-9, Class B11 [1,2,5]	2.07	06/20/35	783	86,153
Series 2005-14, Class B4 [1,2,5]	5.48	12/19/35	523	5,233
JP Morgan Mortgage Trust
Series 2003-A2, Class B4 [2,6]	4.68	11/25/33	502	229,649
Residential Finance Limited Partnership
Series 2004-B, Class B5 [1,2,5]	1.93	02/10/36	3,263	587,254
Residential Funding Mortgage Securities I, Inc.
Series 2004-S1, Class B1 [6]	5.25	02/25/34	554	206,445
Series 2004-S1, Class B3	5.25	02/25/34	204	9,059
Series 2003-S7, Class B2	5.50	05/25/33	594	87,545
Series 2003-S7, Class B3 [6,10]	5.50	05/25/33	847	112,367
Series 2003-S2, Class B1 [1,5]	5.75	02/25/33	271	184,193
Series 2007-S7, Class M2	6.00	07/25/37	249	24,945
Resix Finance Limited Credit-Linked Notes
Series 2005-C, Class B7 [1,2,5]	3.48	09/10/37	3,778	264,427
Series 2004-C, Class B7 [1,2,5]	3.88	09/10/36	1,391	264,230
Series 2003-D, Class B7 [1,2,5]	6.13	12/10/35	1,703	408,613
Series 2003-CB1, Class B8 [1,2,5,6]	7.13	06/10/35	1,272	579,208
Series 2006-C, Class B11 [1,2,5]	7.59	07/15/38	993	39,733
Series 2006-C, Class B12 [1,2,5]	9.59	07/15/38	1,987	99,332
Series 2004-A, Class B10 [1,2,5,6]	11.88	02/10/36	790	335,763
Washington Mutual
Series 2005-AR2, Class B11 [1,2,4,5]	1.51	01/25/45	1,477	3,692
Series 2005-AR2, Class B9 [2,4]	1.51	01/25/45	1,126	22,511
Series 2003-S1, Class B4 [1,5,6]	5.50	04/25/33	280	171,196
Wells Fargo Mortgage-Backed Securities Trust
Series 2004-6, Class B4 [6]	5.50	06/25/34	1,675	336,492
Series 2004-6, Class B5	5.50	06/25/34	1,005	70,380
Series 2004-6, Class B6	5.50	06/25/34	338	10,127
Series 2002-10, Class B6 [6]	6.00	06/25/32	374	170,620

Total Subordinated Collateralized Mortgage Obligations (Cost – $38,965,336)				9,952,841

Total NON-AGENCY RESIDENTIAL MORTGAGE-BACKED SECURITIES (Cost – $38,965,336)				9,952,841

INTEREST-ONLY SECURITIES – 5.3%
Banc of America Commercial Mortgage Inc.
Series 2003-1, Class XP2 [1,2,5,11]	1.24	09/11/36	37,340	402,079
Commercial Mortgage Pass Through Certificates
Series 2001-J2A, Class EIO [1,2,5,11]	3.74	07/16/34	10,000	1,687,410
GMAC Commercial Mortgage Securities, Inc.
Series 2003-C1, Class X1 [1,2,5,11]	0.49	05/10/36	74,728	2,559,151
GS Mortgage Securities Corp. II
Series 2001-ROCK, Class X1 [1,2,5,11]	0.37	05/03/18	241,392	1,006,363
Vendee Mortgage Trust
Series 1997-2, Class IO 2,11	0.06	06/15/27	24,741	42,010

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

INTEREST-ONLY SECURITIES (continued)
Wachovia Bank Commercial Mortgage Trust
Series 2002-C2, Class IO1 [1,2,5,11]	0.62%	11/15/34	$75,587	$2,500,499
Total INTEREST-ONLY SECURITIES (Cost – $9,270,547)				8,197,512

HIGH YIELD CORPORATE BONDS – 16.5%
Basic Industry – 2.2%
AK Steel Corp.	7.75	06/15/12	400	376,000
Arch Western Finance LLC	6.75	07/01/13	400	364,000
Buckeye Technologies Inc.	8.50	10/01/13	400	370,000
Chemtura Corp. [12]	6.88	06/01/16	250	175,000
Freeport McMoRan Copper & Gold	8.38	04/01/17	400	397,000
Georgia-Pacific Corp.	8.13	05/15/11	400	402,000
Owens Brockway Glass Container Inc.	6.75	12/01/14	400	379,000
Steel Dynamics Inc.	6.75	04/01/15	250	213,125
Tube City IMS Corp	9.75	02/01/15	400	228,000
U.S. Steel Corp.	7.00	02/01/18	250	207,926
Westlake Chemical Corp.	6.63	01/15/16	400	336,000

Total Basic Industry (Cost – $3,911,357)				3,448,051

Capital Goods – 2.0%
Alliant Techsystems Inc.	6.75	04/01/16	650	602,875
Case Corp.	7.25	01/15/16	650	581,750
Crown Americas LLC	7.75	11/15/15	400	390,000
L-3 Communications Corp.	6.13	01/15/14	500	460,000
Mueller Water Products Inc.	7.38	06/01/17	250	148,750
Terex Corp.	7.38	01/15/14	400	367,000
Texas Industries Inc.	7.25	07/15/13	250	215,000
Trinity Industries Inc.	6.50	03/15/14	250	215,000

Total Capital Goods (Cost – $3,312,119)				2,980,375

Consumer Cyclical – 1.9%
ACE Hardware Corp. [1,5]	9.13	06/01/16	400	380,000
Collective Brands Inc.	8.25	08/01/13	250	215,000
Couche-Tard U.S. LP	7.50	12/15/13	400	395,000
Ford Motor Credit Co.	7.00	10/01/13	400	322,784
Gamestop Corp.	8.00	10/01/12	400	401,500
Levi Strauss & Co.	9.75	01/15/15	400	386,000
MGM Mirage Inc. [1,5]	10.38	05/15/14	100	103,000
Phillips-Van Heusen Corp.	7.25	02/15/11	400	396,000
TRW Automotive Inc. [1,5]	7.25	03/15/17	400	280,000

Total Consumer Cyclical (Cost – $3,080,194)				2,879,284

Consumer Non-Cyclical – 2.0%
Church & Dwight Company Inc.	6.00	12/15/12	400	397,000

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Constellation Brands Inc.	7.25%	05/15/17	$400	$373,000
Corrections Corporation of America	7.50	05/01/11	400	396,000
Corrections Corporation of America	7.75	06/01/17	500	490,000
Deluxe Corp.	7.38	06/01/15	400	316,000
Jarden Corp.	7.50	05/01/17	400	346,000
Stater Brothers Holdings	8.13	06/15/12	400	396,000
SUPERVALU Inc.	7.50	05/15/12	400	400,000

Total Consumer Non-Cyclical (Cost – $3,199,864)				3,114,000

Energy – 3.5%
Chesapeake Energy Corp.	6.88	01/15/16	400	345,000
CONSOL Energy Inc	7.88	03/01/12	250	254,375
El Paso Corp.	6.88	06/15/14	500	473,532
Ferrellgas LP	6.75	05/01/14	400	364,000
Frontier Oil Corp.	6.63	10/01/11	400	391,000
Newfield Exploration Co.	6.63	09/01/14	500	460,000
Peabody Energy Corp.	6.88	03/15/13	500	482,500
Pioneer Natural Resources Co.	6.65	03/15/17	500	438,531
Plains Exploration & Production Co.	7.63	06/01/18	400	353,000
Range Resources Corp.	7.50	05/15/16	400	384,000
SESI LLC	6.88	06/01/14	400	360,000
Southwestern Energy Co. [1,5]	7.50	02/01/18	500	476,250
Whiting Petroleum Corp.	7.25	05/01/13	400	366,000
Williams Companies Inc. [1,5]	6.38	10/01/10	250	250,135

Total Energy (Cost – $5,691,180)				5,398,323

Media – 0.5%
Charter Communications Operating LLC [1,5,14]	8.38	04/30/14	400	380,000
Mediacom Broadband LLC	8.50	10/15/15	400	364,000

Total Media (Cost – $808,510)				744,000

Services Cyclical – 1.9%
AMC Entertainment Inc. Series B	8.63	08/15/12	400	412,000
AMC Entertainment Inc. [1,5]	8.75	06/01/19	400	390,328
ARAMARK Corp.	8.50	02/01/15	400	381,500
FireKeepers Development Authority [1,5]	13.88	05/01/15	250	225,000
Iron Mountain Inc.	8.63	04/01/13	400	400,000
Pokagon Gaming Authority [1,5]	10.38	06/15/14	373	359,945
Seneca Gaming Corp.	7.25	05/01/12	400	324,000
United Rentals North America Inc.	6.50	02/15/12	500	467,500

Total Services Cyclical (Cost – $3,080,763)				2,960,273

See Notes to Portfolios of Investments and Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Portfolio of Investments (Unaudited)

May 31, 2009

	Interest Rate	Maturity	Principal Amount (000s)	Value (Note 2)

HIGH YIELD CORPORATE BONDS (continued)
Services Non-Cyclical – 0.4%
HCA Inc.	9.25%	11/15/16	$250	$245,625
Service Corp. International	6.75	04/01/16	400	368,000

Total Services Non-Cyclical (Cost – $652,577)				613,625

Technology & Electronics – 0.7%
Flextronics International Limited	6.25	11/15/14	400	358,000
Itron Inc.	7.75	05/15/12	400	364,000
Sungard Data Systems Inc.	4.88	01/15/14	400	360,000

Total Technology & Electronics (Cost – $1,161,112)				1,082,000

Telecommunications – 1.4%
American Tower Corp.	7.00	10/15/17	400	386,000
Cincinnati Bell Inc.	8.38	01/15/14	400	378,500
CSC Holdings Inc. [1,5]	8.50	04/15/14	500	497,500
Frontier Communications Corp.	6.25	01/15/13	400	374,500
Lamar Media Corp.	6.63	08/15/15	250	212,500
Windstream Corp.	7.00	03/15/19	400	357,000

Total Telecommunications (Cost – $2,262,483)				2,206,000

Total HIGH YIELD CORPORATE BONDS (Cost – $27,160,159)				25,425,931

SHORT TERM INVESTMENTS – 3.2%
Federal Home Loan Bank Discount Notes [7] (Cost – $4,999,972)	0.10	06/03/09	5,000	4,999,972

Total Investments – 124.8% (Cost – $285,710,012)				193,007,702
Liabilities in Excess of Other Assets – (24.8)%				(38,401,918)

NET ASSETS – 100.0%				$154,605,784

See Notes to Portfolios of Investments and Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Portfolios of Investments (Unaudited)

May 31, 2009

The following notes should be read in conjunction with the accompanying Portfolios of Investments.

1	—	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers. As of May 31, 2009, the total value of all such investments were as follows:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$9,258,582	16.26%
Helios Total Return Fund, Inc.	30,126,832	19.49

2	—	Variable Rate Security – Interest Rate shown is the rate in effect as of May 31, 2009.
3	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. Rates shown are current coupon and next coupon rate when security steps up.
4	—	Security is a “step up” bond where coupon increases or steps up at a predetermined date. At that date the coupon increases to LIBOR plus a predetermined margin.
5	—	Private Placement.
6	—	Security is valued in good faith pursuant to the fair value procedures adopted by the Board of Directors. As of May 31, 2009 the total value of all such securities were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$2,070,774	3.64%
Helios Total Return Fund, Inc.	2,471,089	1.60

7	—	Zero-Coupon Note – Interest rate represents current yield to maturity.
8	—	Portion or entire principal amount delivered as collateral for swap contracts. (Note 8)
9	—	Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 6)
10	—	Represents a class of subordinated mortgage backed securities (First Loss Bonds) that are the first to receive credit losses on the underlying mortgage pools and will continue to receive the credit losses until the subordinated class is paid off.
11	—	Interest rate is based on the notional amount of the underlying mortgage pools.
12	—	Issuer is currently in default on its regularly scheduled interest payment.
13	—	Investment in subprime security. As of May 31, 2009, the total value of all such investments were:

Fund	Value	% of Net Assets
Helios Strategic Mortgage Income Fund, Inc.	$14,947,177	26.25%
Helios Total Return Fund, Inc.	13,871,236	8.97

14	—	Company filed for Chapter 11 bankruptcy protection and has defaulted on regularly scheduled interest payments on subordinated debt. The Fund owns senior debt issued by this Company that continues to receive income payments.
TBA	—	To Be Announced.

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Statements of Assets and Liabilities (Unaudited)

May 31, 2009

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Assets:
Investments in securities, at value (Note 2)	$74,373,812	$188,007,730
Investment in short term securities, at value	—	4,999,972

Total Investments	74,373,812	193,007,702
Cash	2,370,314	2,334,191
Interest receivable	488,416	1,788,920
Principal paydown receivable	10,622	34,563
Prepaid expenses and other assets	13,158	105,003

Total assets	77,256,322	197,270,379

Liabilities:
Reverse repurchase agreements (Note 6)	4,325,925	30,156,295
Interest payable for reverse repurchase agreements (Note 6)	150	2,859
Unrealized depreciation on swap contracts (Note 8)	13,333,780	6,421,283
Payable for investments purchased	2,537,891	5,951,689
Investment advisory fee payable (Note 4)	31,165	84,493
Administration fee payable (Note 4)	10,245	26,648
Accrued expenses	86,086	21,328

Total liabilities	20,325,242	42,664,595

Net Assets	$56,931,080	$154,605,784

Composition of Net Assets:
Capital stock, at par value ($0.01, 50,000,000 shares authorized for each Fund) (Note 7)	$101,453	$308,989
Additional paid-in capital (Note 7)	143,348,940	293,995,593
Undistributed (distributions in excess of) net investment income	(1,424,607)	440,182
Accumulated net realized loss on investments, swap contracts and futures	(22,007,947)	(41,015,387)
Net unrealized depreciation on investments, swap contracts and futures	(63,086,759)	(99,123,593)

Net assets applicable to capital stock outstanding	$56,931,080	$154,605,784

Investments, at identified cost	$124,126,791	$285,710,012

Shares Outstanding and Net Asset Value Per Share:
Common shares outstanding	10,145,270	30,898,937
Net asset value per share	$5.61	$5.00

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS FUNDS

Statements of Operations (Unaudited)

For the Six Months Ended May 31, 2009

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Investment Income (Note 2):
Interest	$3,513,351	$9,279,411

Expenses:
Investment advisory fees (Note 4)	190,068	495,972
Administration fees (Note 4)	62,472	156,602
Insurance	73,088	97,441
Directors’ fees	39,641	40,213
Audit and tax services	30,915	33,534
Report to stockholders	30,066	30,624
Custodian	26,520	22,311
Transfer agent fees	12,690	20,208
Legal fees	18,948	18,948
Registration fees	12,614	15,993
Miscellaneous	12,673	15,695

Total operating expenses	509,695	947,541
Interest expense on reverse repurchase agreements (Note 6)	5,825	172,800

Total expenses	515,520	1,120,341

Net investment income	2,997,831	8,159,070

Realized and Unrealized Gain (Loss) on Investments (Notes 2 and 8):
Net realized gain (loss) on:
Investment transactions	(1,335,492)	(2,721,438)
Swap contracts	(12,028,916)	(11,422,397)
Futures transactions	179,081	764,060

Net realized loss on investment transactions, swap contracts and futures transactions	(13,185,327)	(13,379,775)

Net change in unrealized appreciation/depreciation on:
Investments	1,014,161	8,539,267
Swap contracts	10,178,031	9,917,029
Futures transactions	(57,220)	(279,999)

Net change in unrealized appreciation (depreciation) on investments, swap contracts and futures transactions	11,134,972	18,176,297

Net realized and unrealized gain (loss) on investments, swap contracts and futures transactions	(2,050,355)	4,796,522

Net increase in net assets resulting from operations	$947,476	$12,955,592

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Statements of Changes in Net Assets

	Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.
	For the Six Months Ended May 31, 2009 (Unaudited)	For the Fiscal Year Ended November 30, 2008	For the Six Months Ended May 31, 2009 (Unaudited)	For the Fiscal Year Ended November 30, 2008
Increase (Decrease) in Net Assets Resulting from Operations:
Net investment income	$2,997,831	$8,265,698	$8,159,070	$18,746,108
Net realized loss on investment transactions, swap contracts and futures transactions	(13,185,327)	(847,922)	(13,379,775)	(611,191)
Net change in unrealized appreciation (depreciation) on investments, swap contracts and futures transactions	11,134,972	(50,311,565)	18,176,297	(86,980,355)

Net increase (decrease) in net assets resulting from operations	947,476	(42,893,789)	12,955,592	(68,845,438)

Distributions to Stockholders (Note 2):
Net investment income	(4,411,092)	(9,639,486)	(8,805,451)	(22,462,870)
Return of capital	—	(774,161)	—	—

Total distributions paid	(4,411,092)	(10,413,647)	(8,805,451)	(22,462,870)

Capital Stock Transactions (Note 7):
Reinvestment of dividends and distributions	46,440	23,950	15,359	307,690

Total increase (decrease) in net assets	(3,417,176)	(53,283,486)	4,165,500	(91,000,618)

Net Assets:
Beginning of period	60,348,256	113,631,742	150,440,284	241,440,902

End of period	$56,931,080	$60,348,256	$154,605,784	$150,440,284

(including undistributed (distributions in excess of) net investment income of)	$(1,424,607)	$(11,346)	$440,182	$1,086,563

Share Transactions:
Reinvested shares	8,070	3,094	3,141	42,096

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended May 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$947,476
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(10,950,002)
Proceeds from disposition of long-term portfolio investments and principal paydowns	21,403,946
Sales of short-term portfolio investments, net	8,962,902
Decrease in interest receivable	59,457
Decrease in principal paydown receivable	161,199
Decrease in variation margin receivable	21,570
Increase in prepaid expenses and other assets	(13,158)
Decrease in interest payable for reverse repurchase agreements	(3,564)
Increase in payable for investments purchased	2,537,891
Decrease in investment advisory fee payable	(4,839)
Decrease in administration fee payable	(1,500)
Decrease in accrued expenses	(42,525)
Net amortization and paydown gains on investments	(259,110)
Unrealized appreciation on investments	(1,014,161)
Unrealized appreciation on swaps	(10,178,031)
Net realized loss on investment transactions	1,335,492

Net cash provided by operating activities	12,963,043

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(6,324,075)
Dividends paid to stockholders, net of reinvestments	(4,364,652)

Net cash used for financing activities	(10,688,727)

Net change in cash	2,274,316
Cash at beginning of period	95,998

Cash at end of period	$2,370,314

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended May 31, 2009, totalled $9,389.

Non-cash financing activities included reinvestment of dividends of $46,440.

Cash at the beginning of the period includes $93,050 received for margin requirements on futures contracts.

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Statement of Cash Flows (Unaudited)

For the Six Months Ended May 31, 2009

Increase (Decrease) in Cash:

Cash flows provided by (used for) operating activities:
Net increase in net assets resulting from operations	$12,955,592
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term portfolio investments	(25,980,091)
Proceeds from disposition of long-term portfolio investments and principal paydowns	38,235,454
Sales of short-term portfolio investments, net	11,579,050
Decrease in interest receivable	267,079
Increase in principal paydown receivable	(11,587)
Decrease in net swap premiums paid	1,660,000
Increase in prepaid expenses and other assets	(84,204)
Decrease in variation margin receivable	68,227
Decrease in interest payable for reverse repurchase agreements	(26,053)
Increase in payable for investments purchased	5,951,689
Decrease in investment advisory fee payable	(3,521)
Decrease in administration fee payable	(1,088)
Decrease in accrued expenses	(106,854)
Decrease in due to broker for margin requirement on swap contracts	(2,284,000)
Net amortization and paydown losses on investments	83,478
Unrealized appreciation on investments	(8,539,267)
Unrealized appreciation on swaps	(9,917,029)
Net realized loss on investment transactions	2,721,438

Net cash provided by operating activities	26,568,313

Cash flows used for financing activities:
Net cash used for reverse repurchase agreements	(15,701,705)
Dividends paid to stockholders, net of reinvestments	(8,790,092)

Net cash used for financing activities	(24,491,797)

Net change in cash	2,076,516
Cash at beginning of period	257,675

Cash at end of period	$2,334,191

Supplemental Disclosure of Cash Flow Information:

Interest payments for the six months ended May 31, 2009, totalled $198,853.

Non-cash financing activities included reinvestment of dividends of $15,359.

Cash at the beginning of the period includes $251,700 received for margin requirements on futures contracts.

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

Financial Highlights

	For the Six Months Ended May 31, 2009 (Unaudited)		For the Fiscal Year Ended November 30,
			2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$5.95		$11.21	$14.15	$14.05	$14.56	$14.41

Net investment income	0.30		0.82	0.97	0.92	1.16	1.20
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	(0.20)		(5.05)	(2.83)	0.26	(0.46)	0.25

Net increase (decrease) in net asset value resulting from operations	0.10		(4.23)	(1.86)	1.18	0.70	1.45

Net effect of shares repurchases	—		—	0.00 *	—	—	—

Dividends from net investment income	(0.44)		(0.95)	(1.08)	(1.08)	(1.21)	(1.30)
Return of capital	—		(0.08)	—	—	—	—

Total distributions	(0.44)		(1.03)	(1.08)	(1.08)	(1.21)	(1.30)

Net asset value, end of period	$5.61		$5.95	$11.21	$14.15	$14.05	$14.56

Market price, end of period	$6.07		$5.54	$9.98	$14.08	$12.70	$14.61

Total Investment Return†	18.11	% [1]	(36.98)%	(22.54)%	20.36%	(5.20)%	9.10%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$56,931		$60,348	$113,632	$143,498	$142,531	$147,645
Gross operating expenses	1.74	% [2]	1.54%	1.23%	1.18%	1.24%	1.25%
Interest expense	0.02	% [2]	0.70%	0.94%	1.87%	1.45%	0.58%
Total expenses	1.76	% [2]	2.24%	2.17%	3.05%	2.69%	1.83%
Net investment income	10.25	% [2]	9.11%	7.41%	6.60%	8.05%	8.23%
Portfolio turnover rate	14	% [1]	21%	101%	93%	46%	65%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

Hyperion Brookfield Asset Management, Inc.

HELIOS TOTAL RETURN FUND, INC.

Financial Highlights

	For the Six Months Ended May 31, 2009 (Unaudited)		For the Fiscal Year Ended November 30,
			2008	2007	2006	2005	2004
Per Share Operating Performance:
Net asset value, beginning of period	$4.87		$7.83	$9.13	$8.90	$9.15	$9.29

Net investment income	0.26		0.60	0.71	0.66	0.79	0.79
Net realized and unrealized gain (loss) on investments, short sales, futures transactions and swap contracts	0.16		(2.83)	(1.27)	0.29	(0.21)	(0.03)

Net increase (decrease) in net asset value resulting from operations	0.42		(2.23)	(0.56)	0.95	0.58	0.76

Net effect of shares repurchases	—		—	0.00 *	—	—	—

Dividends from net investment income	(0.29)		(0.73)	(0.74)	(0.72)	(0.83)	(0.90)

Net asset value, end of period	$5.00		$4.87	$7.83	$9.13	$8.90	$9.15

Market price, end of period	$4.85		$4.40	$7.17	$9.19	$8.22	$10.29

Total Investment Return†	16.95	% [1]	(30.87)%	(14.79)%	21.37%	(12.63)%	11.31%
Ratios to Average Net Assets/ Supplementary Data:
Net assets, end of period (000s)	$154,606		$150,440	$241,441	$281,704	$274,210	$281,535
Gross operating expenses	1.24	% [2]	1.26%	1.08%	1.14%	1.08%	1.10%
Interest expense	0.23	% [2]	0.79%	1.21%	1.76%	1.41%	0.61%
Total expenses	1.47	% [2]	2.05%	2.29%	2.90%	2.49%	1.71%
Net investment income	10.69	% [2]	9.09%	8.11%	7.36%	8.68%	8.55%
Portfolio turnover rate	13	% [1]	15%	48%	81%	43%	80%

†

Total investment return is computed based upon the New York Stock Exchange market price of the Fund’s shares and excludes the effect of brokerage commissions. Dividends and distributions are assumed to be reinvested at the prices obtained under the Fund’s dividend reinvestment plan.

*	Rounds to less than $0.01.
[1]	Not Annualized.
[2]	Annualized.

See Notes to Financial Statements.

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

1. The Funds

Helios Strategic Mortgage Income Fund, Inc. (the “Helios Strategic Mortgage Income Fund”) (formerly The Hyperion Brookfield Strategic Mortgage Income Fund, Inc.) and Helios Total Return Fund, Inc. (the “Helios Total Return Fund”) (formerly The Hyperion Brookfield Total Return Fund, Inc.) (each, a “Fund,” and collectively, the “Funds” or the “Helios Funds”) were each incorporated under the laws of the State of Maryland on May 17, 2002 and May 26, 1989, respectively. Each Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company with its own investment objective.

Hyperion Brookfield Asset Management, Inc. (“HBAM” or “Advisor”), a wholly-owned subsidiary of Brookfield Asset Management Inc., is registered as an investment advisor under the Investment Advisors Act of 1940, as amended, and serves as investment advisor to the Funds.

The investment objective of the Helios Strategic Mortgage Income Fund is to provide a high level of current income by investing primarily in mortgage-backed securities. The investment objective of the Helios Total Return Fund is to provide a high total return, including short and long-term capital gains and a high level of current income, through the management of a portfolio of securities. No assurances can be given that each Fund’s investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Debt securities, including U. S. government securities, listed corporate bonds, other fixed income and asset-backed securities, and unlisted securities and private placement securities, are generally valued at the latest price furnished by an independent pricing service or a broker-dealer. Short-term debt securities with remaining maturities of sixty days or less are valued at cost with interest accrued or discount accreted to the date of maturity, unless such valuation, in the judgment of the Advisor’s Valuation Committee, does not represent market value.

Investments in equity securities listed or traded on any securities exchange or traded in the over-the-counter market are valued at the last quoted price as of the close of business on the valuation date. Equity securities for which no sales were reported for that date are valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee. Investments in open-end registered investment companies, if any, are valued at the net asset value (“NAV”) as reported by those investment companies.

When price quotations for certain securities are not readily available, or if the available quotations are not believed to be reflective of market value by the Advisor, those securities will be valued at “fair value” as determined in good faith by the Advisor’s Valuation Committee using procedures established by and under the supervision of each Fund’s Board of Directors. There can be no assurance that a Fund could purchase or sell a portfolio security at the price used to calculate a Fund’s NAV.

Fair valuation procedures may be used to value a substantial portion of the assets of each Fund. A Fund may use the fair value of a security to calculate its NAV when, for example, (1) a portfolio security is not traded in a public market or the principal market in which the security trades is closed, (2) trading in a portfolio security is suspended and not resumed prior to the normal market close, (3) a portfolio security is not traded in significant volume for a substantial period, or (4) the Advisor determines that the quotation or price for a portfolio security provided by a broker-dealer or independent pricing service is inaccurate.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

The “fair value” of securities may be difficult to determine and thus judgment plays a greater role in the valuation process. The fair valuation methodology may include or consider the following guidelines, as appropriate: (1) evaluation of all relevant factors, including but not limited to, pricing history, current market level, supply and demand of the respective security; (2) comparison to the values and current pricing of securities that have comparable characteristics; (3) knowledge of historical market information with respect to the security; (4) other factors relevant to the security which would include, but not be limited to, duration, yield, fundamental analytical data, the Treasury yield curve, and credit quality.

The values assigned to fair valued investments are based on available information and do not necessarily represent amounts that might ultimately be realized, since such amounts depend on future developments inherent in long-term investments. Changes in the fair valuation of portfolio securities may be less frequent and of greater magnitude than changes in the price of portfolio securities valued at their last sale price, by an independent pricing service, or based on market quotations. Imprecision in estimating fair value can also impact the amount of unrealized appreciation or depreciation recorded for a particular portfolio security and differences in the assumptions used could result in a different determination of fair value, and those differences could be material.

The Funds have adopted Financial Accounting Standards Board (“FASB”) Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”). In accordance with FAS 157, fair value is defined as the price that a Fund would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. FAS 157 established a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 -	quoted prices in active markets for identical investments
•	Level 2 -	quoted prices in markets that are not active or other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3 -	significant unobservable inputs (including each Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of May 31, 2009 in valuing the Funds’ investments carried at fair value:

	Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.
Valuation Inputs	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*
Level 1 — Quoted Prices	$—	$—	$—	$—
Level 2 — Quoted Prices in Inactive Markets and Other Significant Observable Inputs	39,727,412	—	116,347,317	—
Level 3 — Significant Unobservable Inputs	34,646,400	(13,333,780)	76,660,385	(6,421,283)

Total	$74,373,812	$(13,333,780)	$193,007,702	$(6,421,283)

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

	Helios Strategic Mortgage Income Fund, Inc.		Helios Total Return Fund, Inc.
	Investments in Securities	Other Financial Instruments*	Investments in Securities	Other Financial Instruments*
Balance as of December 1, 2008	$40,564,072	$(23,511,811)	$101,099,500	$(16,338,312)
Accrued discounts/premiums	389,601	—	148,841	—
Realized gain (loss)	1,762,842	(12,274,166)	1,420,922	(11,457,236)
Change in unrealized depreciation	1,194,644	10,178,031	3,572,110	9,917,029
Net purchases (sales)	(9,264,759)	12,274,166	(12,993,877)	11,457,236
Transfers in and/or out of Level 3	—	—	(16,587,111)	—

Balance as of May 31, 2009	$34,646,400	$(13,333,780)	$76,660,385	$(6,421,283)

*	Other financial instruments include futures and swap contracts.

Investment Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized, respectively, using the effective yield to maturity method.

Taxes: Each Fund intends to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its stockholders. Therefore, no federal income or excise tax provision is required. Each Fund may incur an excise tax to the extent they have not distributed all of their taxable income on a calendar year basis.

FASB has issued FASB Interpretation 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken in the course of preparing the Funds’ tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the taxing authority. Tax benefits of positions not deemed to meet the more-likely-than-not threshold would be booked as a tax expense in the current year and recognized as: a liability for unrecognized tax benefits; a reduction of an income tax refund receivable; a reduction of deferred tax asset; an increase in deferred tax liability; or a combination therefore. As of May 31, 2009, the Funds have implemented FIN 48 and have determined that there is no impact on their financial statements.

The Funds have reviewed all taxable years that are open for examination (i.e., not barred by the applicable statute of limitations) by taxing authorities of all major jurisdictions, including the Internal Revenue Service. As of May 31, 2009, open taxable years consisted of the taxable years ended November 30, 2005 through November 30, 2008. No examination of any Fund is currently in progress.

Expenses: Expenses directly attributable to a Fund are charged directly to that Fund, while expenses which are attributable to the Funds are allocated among each Fund based upon relative net assets.

Dividends and Distributions: Each Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. All common shares have equal dividend and other distribution rights. A notice disclosing the source(s) of a distribution will be provided if payment is made from any source other than the net investment income. Any such notice would be provided only for informational purposes in order to comply with the requirements of Section 19(a) of the 1940 Act and not for tax reporting purposes. The tax composition of each Fund’s distributions for each calendar year is reported on IRS Form 1099-DIV.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by each Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and losses and net assets are not affected.

Repurchase Agreements: Each Fund may invest in repurchase agreements. A repurchase agreement is an agreement by which the Funds purchase securities from a third party with the commitments that they will be repurchased by the seller at a fixed price on an agreed upon future date. The Funds, through their custodian, receive delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Funds may be delayed or limited. The Funds had no repurchase agreements outstanding as of May 31, 2009.

Options Written or Purchased: The Funds may write or purchase options as a method of hedging potential declines in similar underlying securities. When a Fund writes or purchases an option, an amount equal to the premiums received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on affecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

A Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bear the market risk of an unfavorable change in the price of the security underlying the written option.

The Funds purchase or write options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. Each Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that a Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. A Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, each Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

When-Issued Purchases and Forward Commitments: The Funds may purchase securities on a “when-issued” basis and may purchase or sell securities on a “forward commitment” basis in order to hedge against anticipated changes in interest rates and prices and secure a favorable rate of return. When such transactions are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but delivery and payment for the securities take place at a later date, which can be a month or more after the date of the transaction. At the time the Funds make the commitment to purchase securities on a when-issued or forward commitment basis, they will record the transactions and thereafter reflect the values of such securities in determining its net asset value. At the time the Funds enter into a transaction on a when-issued or forward commitment basis, the Advisor will identify collateral consisting of cash or liquid securities equal to the value of the when-issued or forward commitment securities and will monitor the adequacy of such collateral on a daily basis. On the delivery date, the Funds will meet their obligations from securities that are then maturing or sales of the securities identified as collateral by the Advisor and/or from then available cash flow. When-issued securities

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

and forward commitments may be sold prior to the settlement date. If the Funds dispose of the right to acquire a when-issued security prior to its acquisition or disposes of the right to deliver or receive against a forward commitment, they can incur a gain or loss due to market fluctuation. There is always a risk that the securities may not be delivered and that the Funds may incur a loss. Settlements in the ordinary course are not treated by the Funds as when-issued or forward commitment transactions and, accordingly, are not subject to the foregoing limitations even though some of the risks described above may be present in such transactions.

Cash Flow Information: Each Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of stockholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as “Cash” in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Short Sales: The Funds may make short sales of securities as a method of hedging potential declines in similar securities owned. The Funds may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which a Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by “marking-to-market” on a daily basis to reflect the market value of the contract at the end of each day’s trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund’s basis in the contract.

Each Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, a Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. A Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: Each Fund may enter into swap agreements to manage its exposure to various risks. An interest rate swap agreement involves the exchange by a Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. A total rate of return swap agreement is a derivative contract in which one party (the receiver) receives the total return of a specific index on a notional amount of principal from a second party (the seller) in return for paying a funding cost, which is usually quoted in relation to the London Inter-Bank Offered Rate (“LIBOR”). During the life of the agreement, there are periodic exchanges of cash flows in which the index receiver pays the LIBOR based interest on the notional principal amount and receives (or pays if the total return is negative or spreads widen) the index total return on the notional principal amount. A credit default swap is an agreement between a protection buyer and a protection seller whereby the buyer agrees to periodically pay the seller a premium, generally expressed in terms of interest on a notional principal amount, over a specified period in exchange for receiving compensation from the seller when an underlying reference debt obligation or index of reference debt obligations is subject to one or more specified adverse credit events (such as bankruptcy, failure to pay, acceleration of indebtedness, restructuring, or repudiation/moratorium). The Funds will

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

become protections sellers to take on credit risk in order to earn a premium. Each Fund will usually enter into swaps on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Swaps are marked to market based upon quotations from market makers and the change, if any, along with an accrual for periodic payments due or owed is recorded as unrealized gain or loss in the Statement of Operations. Net payments on swap agreements are included as part of realized gain/loss in the Statement of Operations. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, that there may be unfavorable changes in the fluctuation of interest rates or the occurrence of adverse credit events on reference debt obligations. See Note 8 for a summary of all open swap agreements as of May 31, 2009.

The following tables set forth the fair value of the Funds’ derivative instruments:

Helios Strategic Mortgage Income Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments Under SFAS No. 133	Statement of Assets and Liabilities	Fair Value as of May 31, 2009
Liabilities
Credit default swap contracts	Unrealized depreciation on swap contracts	$(13,333,780)

Helios Total Return Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments Under SFAS No. 133	Statement of Assets and Liabilities	Fair Value as of May 31, 2009
Liabilities
Credit default swap contracts	Unrealized depreciation on swap contracts	$(6,421,283)

The following tables set forth the effect of derivative instruments on the Statement of Operations:

Helios Strategic Mortgage Income Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments Under SFAS No. 133	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$179,081	$(57,220)
Credit default swap contracts	Swap contracts	(12,028,916)	10,178,031

		$(11,849,835)	$10,120,811

Helios Total Return Fund, Inc.

Derivatives Not Accounted for as Hedging Instruments Under SFAS No. 133	Location of Gains (Losses) on Derivatives Recognized in Income	Net Realized Gains (Losses) on Derivatives Recognized in Income	Change in Unrealized Gains (Losses) on Derivatives Recognized in Income
Futures contracts	Futures	$764,060	$(279,999)
Credit default swap contracts	Swap contracts	(11,422,397)	9,917,029

		$(10,658,337)	$9,637,030

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

3. Risks of investing in Asset-Backed Securities and Below-Investment Grade Securities

The value of asset-backed securities may be affected by, among other factors, changes in: interest rates, the market’s assessment of the quality of underlying assets, the creditworthiness of the servicer for the underlying assets, information concerning the originator of the underlying assets, or the creditworthiness or rating of the entities that provide any supporting letters of credit, surety bonds, derivative instruments or other credit enhancement. The value of asset-backed securities also will be affected by the exhaustion, termination or expiration of any credit enhancement.

The Funds have investments in below-investment grade debt securities, including mortgage-backed and asset-backed securities. Below-investment grade securities involve a higher degree of credit risk than investment grade debt securities. In the event of an unanticipated default, a Fund would experience a reduction in its income, a decline in the market value of the securities so affected and a decline in the NAV of its shares. During an economic downturn or period of rising interest rates, highly leveraged and other below-investment grade issuers frequently experience financial stress that could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals and to obtain additional financing. The market prices of below-investment grade debt securities are generally less sensitive to interest rate changes than higher-rated investments but are more sensitive to adverse economic or political changes or individual developments specific to the issuer than higher-rated investments. Periods of economic or political uncertainty and change can be expected to result in significant volatility of prices for these securities. Rating services consider these securities to be speculative in nature.

Below-investment grade securities may be subject to market conditions, events of default or other circumstances which cause them to be considered “distressed securities.” Distressed securities frequently do not produce income while they are outstanding. The Funds may be required to bear certain extraordinary expenses in order to protect and recover their investments in certain distressed securities. Therefore, to the extent the Funds seek capital growth through investment in such securities, the Funds’ ability to achieve current income for their stockholders may be diminished. The Funds are also subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor’s assets, an exchange offer or plan of reorganization involving the securities or a payment of some amount in satisfaction of the obligation). In addition, even if an exchange offer is made or a plan of reorganization is adopted with respect to distressed securities held by the Funds, there can be no assurance that the securities or other assets received by the Funds in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by the Funds upon completion of an exchange offer or plan of reorganization may be restricted as to resale. As a result of the Funds’ participation in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of such securities, the Funds may be restricted from disposing of distressed securities.

4. Investment Advisory Agreements and Affiliated Transactions

Each Fund entered into separate Investment Advisory Agreements (the “Advisory Agreements”) with the Advisor under which the Advisor is responsible for the management of each Fund’s portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of each Fund. The Advisory Agreements provide that each Fund shall pay the Advisor a monthly fee at an annual rate of 0.65% of each Fund’s average weekly net assets. During the six months ended May 31, 2009, the Advisor earned $190,068 and $495,972 in investment advisory fees from Helios Strategic Mortgage Income Fund and Helios Total Return Fund, respectively.

Each Fund entered into separate Administration Agreements with the Advisor. The Advisor entered into a sub-administration agreement with State Street Bank and Trust Company (the “Sub-Administrator”). The Advisor and Sub-Administrator perform administrative services necessary for the operation of the Funds, including maintaining certain books and records of the Funds and preparing reports and other documents required by

Hyperion Brookfield Asset Management, Inc.

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Notes to Financial Statements (Unaudited)

May 31, 2009

federal, state, and other applicable laws and regulations, and providing the Funds with administrative office facilities. For these services, each Fund shall pay to the Advisor a monthly fee at an annual rate of 0.20% of each Fund’s average weekly net assets. During the six months ended May 31, 2009, the Advisor earned $58,482 in administration fees from Helios Strategic Mortgage Income Fund and $152,607 in administration fees from Helios Total Return Fund. The Advisor is responsible for any fees due the Sub-Administrator, except for NQ filing fees.

The Administration fees shown in the Statement of Operations includes expenses incurred for the N-Q filings, which amounted to $3,990 and $3,995 for Helios Strategic Mortgage Income Fund and Helios Total Return Fund, respectively.

Certain officers and/or directors of each Fund are officers and/or directors of the Advisor.

5. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, short sales and reverse repurchase agreements, for the six months ended May 31, 2009, were as follows:

	Long-Term Securities		U.S. Government Securities
	Purchases	Sales	Purchases	Sales
Helios Strategic Mortgage Income Fund, Inc.	$3,319,533	$12,629,705	$7,630,469	$12,914,824
Helios Total Return Fund, Inc.	10,318,403	26,613,820	15,260,938	15,817,052

For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation and the Federal National Mortgage Association.

6. Borrowings

Each Fund may enter into reverse repurchase agreements with the same parties with whom they may enter into repurchase agreements. Under a reverse repurchase agreement, a Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Funds unless, at the time they enter into a reverse repurchase agreement, they establish and maintain a segregated account with their custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). Each Fund has established and maintained such accounts for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by a Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund’s obligation to repurchase the securities, and the Fund’s use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At May 31, 2009, the Funds had the following reverse repurchase agreements outstanding:

Helios Strategic Mortgage Income Fund, Inc.
Face Value	Description	Maturity Amount
$4,325,925	Goldman Sachs, 0.25%, dated 05/27/09, maturity date 06/02/09	$4,326,105

	Maturity Amount, Including Interest Payable	$4,326,105
	Market Value of Assets Sold Under Agreements	$4,369,064
	Weighted Average Interest Rate	0.25%

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Notes to Financial Statements (Unaudited)

May 31, 2009

Helios Total Return Fund, Inc.
Face Value	Description	Maturity Amount
$ 6,056,295	Goldman Sachs, 0.25%, dated 05/27/09, maturity date 06/02/09	$6,056,548
12,305,000	Goldman Sachs, 0.45%, dated 05/20/09, maturity date 07/20/09	12,314,383
11,795,000	Credit Suisse, 0.49%, dated 05/27/09, maturity date 07/27/09	11,804,793

$30,156,295	Maturity Amount, Including Interest Payable	$30,175,724

	Market Value of Assets Sold Under Agreements	$32,033,561
	Weighted Average Interest Rate	0.43%

The average daily balances of reverse repurchase agreements outstanding during the six months ended May 31, 2009, was approximately $2,530,223 at a weighted average interest rate of 0.46% for Helios Strategic Mortgage Income Fund and approximately $36,790,072 at a weighted average interest rate of 0.93% for Helios Total Return Fund. The maximum amounts of reverse repurchase agreements outstanding at any time during the period was $10,656,656, which was 14.72% of total assets for Helios Strategic Mortgage Income Fund, and $46,592,940, which was 23.40% of total assets for Helios Total Return Fund.

7. Capital Stock

Each Fund has 50 million shares of $0.01 par value common stock authorized. Of the 10,145,270 shares outstanding at May 31, 2009 for Helios Strategic Mortgage Income Fund, the Advisor owned 7,018 shares. Of the 30,898,937 shares outstanding at May 31, 2009 for Helios Total Return Fund, the Advisor owned 11,112 shares.

Each Fund is continuing their stock repurchase program, whereby an amount of up to 15% of the original outstanding common stock of each Fund, or approximately 1.5 million of Helios Strategic Mortgage Income Fund’s shares and approximately 3.7 million of Helios Total Return Fund’s shares, are authorized for repurchase. The purchase prices may not exceed the then-current net asset values.

For the six months ended May 31, 2009 and fiscal year ended November 30, 2008, no shares were repurchased for either Fund. For the fiscal year ended November 30, 2007, Helios Strategic Mortgage Income Fund repurchased 10,000 shares at a cost of $97,478 and at an average discount of 16.11% from its net asset value. All shares repurchased have been retired. For the fiscal year ended November 30, 2007, Helios Total Return Fund repurchased 30,000 shares at a cost of $204,400 and at an average discount of 14.82% from its net asset value. All shares repurchased have been retired. Since inception of the stock repurchase program for Helios Total Return Fund, 2,119,740 shares have been repurchased pursuant to this program at a cost of $18,809,905 and at an average discount of 13.20% from its net asset value.

8. Financial Instruments

Each Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment a Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the six months ended May 31, 2009, each Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the six months ended May 31, 2009 for either Fund. Also, as of May 31, 2009, there were no futures contracts outstanding for either Fund.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

As of May 31, 2009, the following swap agreements for Helios Strategic Mortgage Income Fund were outstanding:

Credit Default Swaps – Sell Protection

Notional Amount (1)	Expiration Date	Description	Net Unrealized Appreciation/ (Depreciation) (2)
$5,000,000	02/11/44	Agreement with JPMorgan Chase & Co. (formerly Bear, Stearns & Co.), dated 06/01/07, to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on BSCMS 2007-PW15 H.	$(4,411,165)

5,000,000	01/15/49	Agreement with JPMorgan Chase & Co. (formerly Bear, Stearns & Co.), dated 06/01/07, to receive monthly the notional amount multiplied by 2.45% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on CSMC 2007-C2 K.	(4,528,030)

5,000,000	11/12/49	Agreement with JPMorgan Chase & Co. (formerly Bear, Stearns & Co.), dated 06/01/07, to receive monthly the notional amount multiplied by 2.35% and to pay only in the event of a write down, or failure to pay a principal payment or an interest shortfall on MSC 2007-T25 H.	(4,394,585)

			$(13,333,780)

As of May 31, 2009, the following swap agreements for Helios Total Return Fund were outstanding:

Credit Default Swaps – Sell Protection

Notional Amount (1)	Expiration Date	Description	Net Unrealized Appreciation (Depreciation) (2)
$2,500,000	09/11/42	Agreement with JPMorgan Chase & Co. (formerly Bear, Stearns & Co.), dated 11/02/05, to receive monthly the notional amount multiplied by 2.10% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on BSCMS 2005-PWR9K.	$(2,169,906)

5,000,000	02/15/39	Agreement with Royal Bank of Scotland, dated 08/11/06, to receive monthly the notional amount multiplied by 1.08% and pay in the event of a write down, failure to pay a principal payment or an interest shortfall on CSMC 2006 C1K.	(4,251,377)

			$(6,421,283)

(1)

The maximum potential amount the Fund could be required to make as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of the particular swap agreement.

(2)

Net unrealized depreciation when netted with upfront cash premiums paid represents the current fair value of credit derivatives and serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entities credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

9. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America.

The tax character of distributions for the period ended May 31, 2009, will be determined at the end of each Fund’s current fiscal year.

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

During the fiscal year ended November 30, 2008, (i) the tax character of the $10,413,647 of distributions paid was $9,639,486 from ordinary income and $774,161 from return of capital for Helios Strategic Mortgage Income Fund; and, (ii) the tax character of the $22,462,870 of distributions paid was from ordinary income for Helios Total Return Fund.

At November 30, 2008, the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
Undistributed ordinary income	$—	$1,020,420
Capital loss carryforward (1)	(8,765,400)	(27,355,613)
Book basis unrealized depreciation	(74,221,731)	(117,299,890)
Plus: Cumulative timing differences	(68,566)	(213,856)

Tax basis unrealized depreciation on investments and swap contracts	(74,290,297)	(117,513,746)

Total tax basis net accumulated losses	$(83,055,697)	$(143,848,939)

(1)	To the extent that future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Such capital loss carryforwards will expire as follows:

Expiring In:	Helios Strategic Mortgage Income Fund, Inc.	Helios Total Return Fund, Inc.
2009	$—	$8,349,330
2010	—	3,566,846
2011	1,070,268	—
2013	1,251,786	2,216,675
2014	767,748	1,719,287
2015	928,622	3,792,571
2016	4,746,976	7,710,904

Federal Income Tax Basis: The federal income tax basis of each Fund’s investments at May 31, 2009 was as follows:

Fund	Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
Helios Strategic Mortgage Income Fund, Inc.	$124,126,791	$2,228,310	$(51,981,289)	$(49,752,979)
Helios Total Return Fund, Inc.	285,710,012	3,728,003	(96,430,313)	(92,702,310)

10. Contractual Obligations

Each Fund enters into contracts that contain a variety of indemnification. Each Fund’s maximum exposure under these arrangements is unknown. However, each Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

11. Designation of Restricted Illiquid Securities

Helios Strategic Mortgage Income Fund, Inc.

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Asset-Backed Funding Certificates Series 2005-AQ1, Class B1	5.75/6.25%	06/25/35	05/23/05	$916,791	$60,227	0.1%
Asset-Backed Funding Certificates Series 2005-AQ1, Class B2	5.75/6.25	06/25/35	05/23/05	973,373	38,437	0.1

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

Helios Strategic Mortgage Income Fund, Inc. (continued)

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Banc of America Commercial Mortgage, Inc. Series 2006-1, Class J	5.59%	09/10/45	04/06/06	$949,731	$89,332	0.2%
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class K	5.70	04/10/49	05/24/07	2,627,634	158,889	0.3
Banc of America Commercial Mortgage, Inc. Series 2007-2, Class L	5.37	04/10/49	05/24/07	979,912	55,522	0.1
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.03	09/11/41	09/13/06	2,427,923	251,355	0.4
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	299,315	27,249	0.1
Cendant Mortgage Corp. Series 2002-4, Class B6	6.50	07/25/32	07/26/02	141,183	133,256	0.2
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.47	01/15/46	02/27/06	937,427	70,038	0.1
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.10	09/15/39	09/21/06	2,961,265	124,589	0.2
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	452,933	20,400	0.0
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	488,654	22,468	0.1
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B4	5.45	07/25/35	06/28/05	365,009	23,925	0.1
First Horizon Mortgage Pass-Through Trust Series 2005-5, Class B4	5.46	10/25/35	09/08/05	509,998	5,681	0.0
Harborview Mortgage Loan Trust Series 2005-1, Class B4	2.08	03/19/35	02/11/05	429,991	26,655	0.1
Harborview Mortgage Loan Trust Series 2005-1, Class B5	2.08	03/19/35	02/11/05	102,145	337	0.0
Harborview Mortgage Loan Trust Series 2005-2, Class B4	2.08	05/19/35	03/22/05	1,073,399	5,918	0.0
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.07	06/20/35	10/03/07	399,438	51,563	0.1
Harborview Mortgage Loan Trust Series 2005-14, Class B4	5.48	12/19/35	12/14/05	144,693	1,747	0.0
JP Morgan Chase Commercial Mortgage Securities Series 2006-CB14, Class H	5.53	12/12/44	03/02/06	1,140,193	108,192	0.2
JP Morgan Chase Commercial Mortgage Securities Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	1,627,952	109,414	0.2
JP Morgan Mortgage Trust Series 2007-CB18, Class G	5.73	06/12/47	10/14/07	500,737	38,815	0.1
Resix Finance Limited Credit-Linked Note Series 2004-A, Class B10	11.88	02/10/36	03/09/04	451,690	191,864	0.3
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B8	5.13	02/10/36	05/21/04	746,556	249,901	0.4
Resix Finance Limited Credit-Linked Note Series 2004-B, Class B9	8.63	02/10/36	05/21/04	1,143,622	251,597	0.4
Resix Finance Limited Credit-Linked Note Series 2004-C, Class B7	3.88	09/10/36	09/23/04	927,123	176,153	0.3

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

Helios Strategic Mortgage Income Fund, Inc. (continued)

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Resix Finance Limited Credit-Linked Note Series 2005-C, Class B7	3.48%	09/10/37	09/09/05	$1,885,766	$132,214	0.2%
Resix Finance Limited Credit-Linked Note Series 2006-C, Class B9	4.49	07/15/38	09/14/06	1,489,969	45,776	0.1
Resix Finance Limited Credit-Linked Note Series 2003-CB1, Class B8	7.13	06/10/35	12/22/04	636,051	289,604	0.5
Wachovia Bank Commercial Mortgage Trust Series 2007-C31, Class L	5.13	04/15/47	05/11/07	1,552,481	82,457	0.1
Washington Mutual Mortgage Securities Corp. Series 2005-AR2, Class B10	1.51	01/25/45	01/20/05	1,182,860	13,389	0.0

					$2,856,964	5.0%

Helios Total Return Fund, Inc.

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Aerco Limited Series 2A, Class A3	0.80%	07/15/25	01/14/04- 05/04/05	$2,252,533	$1,074,912	0.7%
Asset Backed Funding Certificates Series 2005-AQ1, Class B1	5.75/6.25	06/25/35	05/23/05	1,833,582	120,453	0.1
Asset Backed Funding Certificates Series 2005-AQ1, Class B2	5.75/6.25	06/25/35	05/23/05	1,934,695	76,399	0.0
Banc of America Commercial Mortgage Trust Series 2006-2, Class J	5.48	05/10/45	06/12/06	292,381	24,032	0.0
Banc of America Commercial Mortgage Trust Series 2007-2, Class K	5.70	04/10/49	05/24/07	4,379,390	264,815	0.2
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class H	6.03	09/11/41	09/13/06	4,046,208	418,891	0.3
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class J	5.26	09/11/41	09/13/06	797,913	74,613	0.0
Bear Stearns Commercial Mortgage Securities Series 2006-PW13, Class K	5.26	09/11/41	09/13/06	597,767	54,419	0.0
Citigroup/Deutsche Bank Commercial Mortgage Trust Series 2006-CD2, Class J	5.47	01/15/46	02/27/06	937,427	70,038	0.1
Credit Suisse First Boston Mortgage Series 2004-C5, Class J	4.65	11/15/37	12/16/04	898,182	115,848	0.1
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class K	6.10	09/15/39	09/21/06	4,935,442	207,648	0.1
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class L	5.15	09/15/39	09/21/06	603,910	27,200	0.0
Credit Suisse Mortgage Capital Certificates Series 2006-C4, Class M	5.15	09/15/39	09/21/06	652,115	29,984	0.0
Federal National Mortgage Association Series 1998-W6, Class B3	7.09	10/25/28	12/22/98	675,695	535,215	0.3
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B5	5.45	07/25/35	06/28/05	299,429	11,962	0.0
First Horizon Mortgage Pass-Through Trust Series 2005-4, Class B6	5.45	07/25/35	06/28/05	86,169	1,497	0.0

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

Helios Total Return Fund, Inc. (continued)

Restricted Securities	Interest Rate	Maturity	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Franchisee Loan Receivable Trust Series 1995-B, Class A	10.25%	10/01/15	12/20/95	$677,199	$136,456	0.1%
Harborview Mortgage Loan Trust Series 2005-1, Class B4	2.08	03/19/35	02/11/05	863,394	53,522	0.0
Harborview Mortgage Loan Trust Series 2005-1, Class B5	2.08	03/19/35	02/11/05	203,732	672	0.0
Harborview Mortgage Loan Trust Series 2005-2, Class B4	2.08	05/19/35	03/22/05	2,146,438	11,834	0.0
Harborview Mortgage Loan Trust Series 2005-9, Class B11	2.07	06/20/35	10/03/07	667,398	86,153	0.1
Harborview Mortgage Loan Trust Series 2005-14, Class B4	5.48	12/19/35	12/14/05	438,006	5,233	0.0
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2006-CB14, Class H	5.53	12/12/44	03/02/06	2,165,519	205,484	0.1
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-CB18, Class G	5.73	06/12/47	10/11/07	1,001,474	77,629	0.1
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class J	5.82	06/15/49	06/28/07	465,338	40,442	0.0
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2007-LD11, Class K	5.82	06/15/49	06/28/07	813,543	54,678	0.0
LB-UBS Commercial Mortgage Trust Series 2002-C2, Class L	5.68	07/15/35	06/26/02	4,799,659	2,715,545	1.8
LNR CDOV Limited Series 2007-1A, Class F	1.76	12/26/49	02/27/07	3,750,000	75,000	0.0
Morgan Stanley Capital I Series 2006-IQ11, Class J	5.53	10/15/42	05/24/06	218,042	16,372	0.0
Morgan Stanley Capital I Series 2006-T21, Class H	5.30	10/12/52	04/06/06	1,391,385	114,909	0.1
Porter Square CDO I Limited Series 1A, Class C	5.42	08/15/38	06/24/04	2,064,387	21	0.0
Resix Finance Limited Credit-Linked Notes Series 2004-A, Class B10	11.88	02/10/36	03/09/04	790,458	335,763	0.2
Resix Finance Limited Credit-Linked Notes Series 2004-C, Class B7	3.88	09/10/36	09/23/04	1,390,685	264,230	0.2
Resix Finance Limited Credit-Linked Notes Series 2003-D, Class B7	6.13	12/10/35	11/19/03	1,702,553	408,613	0.3
Resix Finance Limited Credit-Linked Notes Series 2003-CB1, Class B8	7.13	06/10/35	12/22/04	1,278,462	579,208	0.4
Resix Finance Limited Credit-Linked Notes Series 2005-C, Class B7	3.48	09/10/37	09/09/05	3,777,533	264,427	0.2
Resix Finance Limited Credit-Linked Notes Series 2006-C, Class B11	7.59	07/15/38	09/14/06	993,316	39,733	0.0
Resix Finance Limited Credit-Linked Notes Series 2006-C, Class B12	9.59	07/15/38	09/14/06	1,986,633	99,332	0.1
Washington Mutual Series 2005-AR2, Class B11	1.51	01/25/45	01/20/05	1,058,566	3,692	0.0

					$8,696,874	5.6%

2009 Semi-Annual Report

HELIOS FUNDS

Notes to Financial Statements (Unaudited)

May 31, 2009

12. New Accounting Pronouncements

In September 2008, FASB also issued FASB Staff Position No. FAS 133-1 and FIN 45-4, Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45; and clarification of the effective date of FASB Statement No. 161. The guidance amends FASB Statement No. 133 (“FAS 133”), Accounting for Derivative Instruments and Hedging Activities, and also amends FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others. The amendments to FAS 133 include required disclosure for (i) the nature and terms of the credit derivative, reasons for entering into the credit derivative, the events or circumstances that would require the seller to perform under the credit derivative, and the current status of the payment/performance risk of the credit derivative, (ii) the maximum potential amount of future payments (undiscounted) the seller could be required to make under the credit derivative, (iii) the fair value of the credit derivative, and (iv) the nature of any recourse provisions and assets held either as collateral or by third parties. The amendments to FIN 45 require additional disclosures about the current status of the payment/performance risk of a guarantee. All changes to accounting policies have been made in accordance with the position and incorporated for the current period as part of the notes to financial statements.

In April 2009, FASB issued FASB Staff Position No. 157-4, “Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly” (“FSP 157-4” or the “Position”). FSP 157-4 provides additional guidance for estimating fair value when the volume and level of activity has significantly decreased in relation to normal market activity for the asset or liability. The Position also provides additional guidance on circumstances that may indicate that a transaction is not orderly and requires additional disclosures in annual and interim reporting periods. FSP 157-4 is effective for fiscal periods and interim periods ending after June 15, 2009. The Advisor is currently evaluating the impact the adoption of FSP 157-4 will have on each Fund’s financial statements and disclosures.

13. Subsequent Events

Dividend: Each Fund’s Board of Directors declared the following regular monthly dividends:

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0725	06/17/09	06/25/09
Helios Total Return Fund, Inc.	$0.0475	06/17/09	06/25/09

	Dividend Per Share	Record Date	Payable Date
Helios Strategic Mortgage Income Fund, Inc.	$0.0725	07/22/09	07/30/09
Helios Total Return Fund, Inc.	$0.0475	07/22/09	07/30/09

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Compliance Certifications (Unaudited)

May 31, 2009

On April 27, 2009, the Funds submitted a CEO annual certification to the New York Stock Exchange (“NYSE”) on which the Funds’ principal executive officer certified that he was not aware, as of that date, of any violation by the Funds of the NYSE’s Corporate Governance listing standards. In addition, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and related SEC rules, the Funds’ principal executive and principal financial officers have made quarterly certifications, included in filings with the SEC on Forms N-CSR and N-Q relating to, among other things, the Funds’ disclosure controls and procedures and internal control over financial reporting, as applicable.

2009 Semi-Annual Report

HELIOS FUNDS

Proxy Results (Unaudited)

May 31, 2009

During the six months ended May 31, 2009, the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc. stockholders voted on the following proposals at a stockholders’ meeting on March 26, 2009. The description of the proposal and number of shares voted are as follows:

Helios Strategic Mortgage Income Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Robert F. Birch	9,016,396	0	288,528
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	9,024,309	0	280,615

Helios Total Return Fund, Inc.	Shares Voted For	Shares Voted Against	Shares Voted Abstain
1 To elect to the Fund’s Board of Directors Robert F. Birch	27,333,018	0	910,442
2 To elect to the Fund’s Board of Directors Stuart A. McFarland	27,399,598	0	843,862

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

May 31, 2009

At a meeting held on March 26, 2009, the Boards of Directors of Helios Total Return Fund, Inc. and Helios Strategic Mortgage Income Fund, Inc. (each, a “Fund” and collectively, the “Funds”), including a majority of the Disinterested Directors of each Fund, approved the continuation of the investment advisory agreements (the “Advisory Agreements”) between Hyperion Brookfield Asset Management, Inc. (the “Advisor”), on the one hand, and each Fund separately, on the other hand. In approving the Advisory Agreements, the Boards, including a majority of the Disinterested Directors of each Fund, determined that the fee structure of each Fund was fair and reasonable and that approval of the Advisory Agreement was in the best interests of such Fund and its stockholders. The Boards considered a wide range of information, including the information received from the Advisor on a quarterly basis. While attention was given to all information furnished, the following discusses the primary factors relevant to each Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Boards considered the level and depth of knowledge of the Advisor. In evaluating the quality of services provided by the Advisor, the Boards took into account their familiarity with the Advisor’s management through board meetings, conversations and reports. The Boards noted that the Advisor is responsible for managing the Funds’ investment programs, their general operations and the day-to-day management of each Fund and compliance with applicable laws, regulations, policies and procedures. The Boards concluded that the nature, extent and quality of the overall services provided by the Advisor and its affiliates are satisfactory. The Boards’ conclusion was based, in part, upon services provided to each Fund such as quarterly reports provided by the Advisor: 1) comparing the performance of the Funds with a peer group, 2) showing that the investment policies and restrictions for the Funds were followed, and 3) covering matters such as the compliance of investment personnel and other access persons with the Advisor’s and the Funds’ codes of ethics, the adherence to fair value pricing procedures established by the Boards, the monitoring of portfolio compliance and presentations regarding the economic environment. The Boards also considered the experience of the Advisor as an investment advisor and the experience of the team of portfolio managers that manage the Funds, and its current experience in acting as an investment adviser to other investment funds and institutional clients.

INVESTMENT PERFORMANCE. The Boards placed significant emphasis on the investment performance of the Funds in view of its importance to stockholders. While consideration was given to performance reports and discussions at Board meetings throughout the year, particular attention in assessing the performance was given to a presentation that compared the Funds’ performance with nine similar funds for the 1, 3 and 5 year periods and the year-to-date period as of February 28, 2009. The Boards noted that while the Funds were generally outperformed by the other funds for all periods, based on the Advisor’s explanation of the current market and the steps taken to improve performance, the Boards concluded that the Funds’ performance was adequate.

PROFITABILITY. The Boards also considered the level of profits expected to be realized by the Advisor and its affiliates in connection with the operation of the Funds. In this regard, the Boards reviewed the Funds’ profitability analysis addressing the overall profitability of the Advisor for its management of the Helios Funds, as well as its expected profits and that of its affiliates for providing administrative support for the Funds. The Boards further noted that the methodology followed in allocating costs to the Funds appeared reasonable, while also recognizing that allocation methodologies are inherently subjective. The Boards concluded that the expected profitability to the Advisor from the Funds was reasonable.

MANAGEMENT FEE AND TOTAL EXPENSES. The Boards also placed significant emphasis on the review of Fund expenses. The Boards compared the advisory fees and total expense ratio of the Funds with various comparative data with which they had been provided. The Boards noted that the Funds’ total advisory and administrative fees were slightly higher than the median and that the Funds’ total expenses were at the median of the Funds’ peer group. The Boards further noted that the fees and expenses payable by the Funds were comparable to those payable by other client accounts managed by the Advisor and concluded that the Funds’ management fees and total expenses were reasonable.

2009 Semi-Annual Report

HELIOS FUNDS

Board Considerations Relating to the Investment Advisory Agreements (Unaudited)

May 31, 2009

ECONOMIES OF SCALE. The Boards considered the potential economies of scale that may be realized if the assets of the Funds grow. The Boards noted that stockholders might benefit from lower operating expenses as a result of an increasing amount of assets being spread over the fixed expenses of the Funds, but noted that, as closed-end funds, the Funds were unlikely to grow significantly.

In considering the approval of the Advisory Agreements, each of the Funds’ Boards, including the Disinterested Directors, did not identify any single factor as controlling. Based on the Boards’ evaluation of all factors that they deemed to be relevant, the Boards, including the Disinterested Directors, concluded that the Advisor has demonstrated that it possesses the capability and resources necessary to perform the duties required of it under the Advisory Agreements; performance of each of the Funds is adequate in light of the current market and in relation to the performance of funds with similar investment objectives; and the proposed Advisory fees are fair and reasonable, given the nature, extent and quality of the services to be rendered by the Advisor. After carefully reviewing all of these factors, the Boards, including the Disinterested Directors, unanimously approved the continuation of each Fund’s Advisory Agreement.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of Helios Strategic Mortgage Income Fund, Inc. (“HSM”) and Helios Total Return Fund, Inc. (“HTR”) (each, a “Fund” and collectively, the “Funds”).

Directors of the Funds

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Directors Class I Directors to serve until 2012 Annual Meeting of Stockholders:

Robert F. Birch c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 73	Director since December 1998 (HTR) or June 2002 (HSM), Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (1998-Present); President and Director of New America High Income Fund (1992-Present); Director of Brandywine Funds (3) (2001-2008).	11

Stuart A. McFarland c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since April 2006, Member of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2006-Present); Director of Brandywine Funds (2003-Present); Director of New Castle Investment Corp. (2000-Present); Chairman and Chief Executive Officer of Federal City Bancorp, Inc. (2005-2007); Managing Partner of Federal City Capital Advisors (1997-Present).	11

Disinterested Director Class II Director to serve until 2010 Annual Meeting of Stockholders:

Rodman L. Drake c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 66	Chairman Elected December 2003 Director since July 1989 (HTR) or June 2002 (HSM), Member of the Audit Committee, Chairman of the Nominating and Compensation Committee Elected for Three Year Term	Chairman (since 2003) and Director of several investment companies advised by the Advisor (1989-Present); Director and/or Lead Director of Crystal River Capital, Inc. (2005-Present); Director of Celgene Corporation (2006-Present); Director of Student Loan Corporation (2005-Present); Director of Apex Silver Mines Limited (2007-2009); General Partner of Resource Capital II and III CIP L.P. (1998-2006); Co-founder, Baringo Capital LLC (2002-Present); Director of Jackson Hewitt Tax Services Inc. (2004-Present); Director of Animal Medical Center (2002-Present); Director and/or Lead Director of Parsons Brinckerhoff, Inc. (1995-2008); Trustee and Chairman of Excelsior Funds (1994-2007); Trustee of Columbia Atlantic Funds (2007-Present).	11

2009 Semi-Annual Report

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Directors of the Funds (continued)

Name, Address and Age	Position(s) Held with Funds and Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years and Other Directorships Held by Director	Number of Portfolios in Fund Complex Overseen by Director

Disinterested Director Class III Director to serve until 2011 Annual Meeting of Stockholders

Louis P. Salvatore c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 62	Director since September 2005, Chairman of the Audit Committee, Member of the Nominating and Compensation Committee Elected for Three Year Term	Director of several investment companies advised by the Advisor (2005-Present); Director of Crystal River Capital, Inc. (2005-Present); Director of Turner Corp. (2003-Present); Director of Jackson Hewitt Tax Services, Inc. (2004-Present); Employee of Arthur Andersen LLP (2002-Present); Partner of Arthur Andersen LLP (1977-2002).	11

Interested Director Class III Director to serve until 2011 Annual Meeting of Stockholders:

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	Director since May 2009** Elected for Three Year Term	Member of the Board of Directors (2002-Present), Chief Executive Officer (2007-Present), President (2006-Present) and Director of Marketing (1997-2006) of the Advisor; President (2008-Present) or Vice President (2007-2009) of several investment companies advised by the Advisor; Executive Vice President and Secretary of Crystal River Capital, Inc. (2005-2007).	11

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

**	Clifford E. Lai served as an Interested Director until May 2009.

Hyperion Brookfield Asset Management, Inc.

HELIOS FUNDS

Information Concerning Directors and Officers (Unaudited)

Officers of the Funds

Name, Address and Age	Position(s) Held with Funds	Term of Office and Length of Time Served	Principal Occupation(s) During Past 5 Years

John J. Feeney, Jr.* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 50	President†	Elected Annually Since May 2009	Please see “Information Concerning Directors”

Steven M. Pires* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 52	Treasurer**	Elected Annually Since April 2009	Treasurer of several investment companies advised by the Advisor (April 2009-Present); Vice President of Brookfield Operations and Management Services LLC (2008-Present); Assistant Vice President of Managers Investment Group LLC (2004-2008); Vice President of Robeco Investment Management (1999-2004).

Jonathan C. Tyras* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 40	Secretary	Elected Annually Since November 2006	Director, General Counsel and Secretary (2006-Present); Vice President and General Counsel (2006-Present) and Secretary (2007-Present) of Crystal River Capital, Inc.; Secretary of several investment companies advised by the Advisor (2006-Present); Attorney at Paul, Hastings, Janofsky & Walker LLP (1998-2006).

Seth Gelman* c/o Three World Financial Center, 200 Vesey Street, 10th Floor, New York, New York 10281-1010 Age 33	Chief Compliance Officer (“CCO”)***	Elected Annually Since May 2009	CCO of several investment companies advised by the Advisor (May 2009- Present); Director and CCO of the Advisor (May 2009- Present); Vice President, Oppenheimer Funds, Inc. (2004-May 2009); Compliance Attorney, Goldman, Sachs & Co. (2003-2004).

*

Interested person as defined by the Investment Company Act of 1940, as amended (the “1940 Act”) because of affiliations with Hyperion Brookfield Asset Management, Inc., Advisor of the Helios Strategic Mortgage Income Fund, Inc. and Helios Total Return Fund, Inc.

**	Thomas F. Doodian served as the Funds’ Treasurer until April 2009.
***	Josielyne K. Pacifico served as the Funds’ CCO until March 2009. Lily Y. Tjioe served as the Funds’ Interim CCO from March 2009 to May 2009.
†	Clifford E. Lai served as the Funds’ President until May 2009.

The Funds’ Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-HYPERION.

2009 Semi-Annual Report

HELIOS FUNDS

Dividend Reinvestment Plan

A Dividend Reinvestment Plan (the “Plan”) is available to stockholders of the Funds pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the “Plan Agent”) in additional Fund shares. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the stockholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Funds’ Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Funds declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than the net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Funds otherwise will be required to incur to raise additional capital. If the net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants’ accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Funds’ shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Funds’ shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Funds. The Funds will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Funds, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent’s fees for handling the reinvestment of dividends and distributions are paid by the Funds. There are no brokerage commissions charged with respect to shares issued directly by the Funds. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Stockholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such stockholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

Hyperion Brookfield Asset Management, Inc.

CORPORATE INFORMATION

Investment Advisor and Administrator

Hyperion Brookfield Asset Management, Inc.

Three World Financial Center

200 Vesey Street, 10th Floor

New York, New York 10281-1010

www.hyperionbrookfield.com

Please direct your inquiries to:

Investor Relations

Phone: 1-800-HYPERION

E-mail: funds@hyperionbrookfield.com

Transfer Agent

Stockholder inquiries relating to distributions, address changes and stockholder account information should be directed to the Funds’ transfer agent:

American Stock Transfer & Trust Company

59 Maiden Lane

New York, New York 10038

1-800-937-5449

Sub-Administrator

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, Missouri 64105

Independent Registered Public Accounting Firm

Briggs, Bunting & Dougherty, LLP

1835 Market Street, 26th Floor

Philadelphia, Pennsylvania 19103

Legal Counsel

Paul, Hastings, Janofsky and Walker LLP

75 East 55th Street

New York, New York, 10022

Custodian and Fund Accounting Agent

State Street Bank and Trust Company

2 Avenue De Lafayette

Lafayette Corporate Center

Boston, Massachusetts 02116

The Funds file its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q are available on the SEC’s website at http://www.sec.gov. In addition, the Funds’ Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

You may obtain a description of the Funds’ proxy voting policies and procedures, information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by calling 1-800 HYPERION, or go to SEC’s website at www.sec.gov.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable for semi-annual reports.

Item 6. Schedule of Investments.

Please see Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable for semi-annual reports.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There is no change, as of date of this filing, in the portfolio manager indentified in response to paragraph (a)(1) of this Item in the Registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

2

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s Disclosure Controls and Procedures are effective, based on their evaluation of such Disclosure Controls and Procedures as of a date within 90 days of the filing of this report on Form N-CSR.

(b) As of the date of filing this Form N-CSR, the Registrant’s principal executive officer and principal financial officer are aware of no changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected or is reasonably likely to materially affect the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not Applicable.

(2) A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

(3) None.

(b)     A separate certification for each principal executive officer and principal financial officer of the Registrant as required by Rule 30a-2(b) under the Investment Company Act of 1940 is attached as an exhibit to this Form N-CSR.

3

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HELIOS STRATEGIC MORTGAGE INCOME FUND, INC.

By:	/s/ John J. Feeney, Jr.
John J. Feeney, Jr.
President and Principal Executive Officer

Date: August 5, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ John J. Feeney, Jr.
John J. Feeney, Jr.
President and Principal Executive Officer

Date: August 5, 2009

By:	/s/ Steven M. Pires
Steven M. Pires
Treasurer and Principal Financial Officer

Date: August 5, 2009